UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-08846
First Focus Funds, Inc.

(Exact name of registrant as specified in charter)
First National Bank, 1620 Dodge Street, Omaha, NE 68197

(Address of principal executive offices) (Zip code)
Citi Fund Services Ohio, Inc. 3435 Stelzer Rd. Columbus, OH 43219

(Name and address of agent for service)
Registrant’s telephone number, including area code: (614) 470-8000
Date of fiscal year end: March 31, 2008
Date of reporting period: March 31, 2008

Item 1. Reports to Stockholders.

FIRST FOCUS
FUNDS

First Focus Funds

Annual Report
March 31, 2008

Value. Stability. Service.

Notice to Investors
Shares of First Focus Funds:

• **Are Not FDIC Insured** • **May Lose Value** • **Have No Bank Guarantee**

First Focus Funds are distributed by Northern Lights Distributors, LLC which is not affiliated with First National Bank or any of its affiliates.

March 31, 2008
Dear Shareholder,
The first quarter of 2008 is behind us, and hopefully we can all breathe a sigh of relief. U.S. stocks, as measured by the Standard & Poor’s 500 Index (“S&P 500”), were down 9.44%. The more volatile NASDAQ Index Composite was down 14.07%. The MSCI EAFE Index, a benchmark for developed countries outside the U.S. was down 8.82%, and the MSCI Emerging Markets Index, a measure of small developing countries around the world, was down 10.92%.
Due to a relentless stream of negative headlines, global equities were also driven lower. Daily headlines concerning record oil prices, riots in emerging countries over higher food prices, the meltdown of the subprime mortgage market and the worst housing correction in the United States in almost 50 years all took their toll on an already fragile market.
Our job as professional investors is to separate fact from fiction, and develop investment strategies to capitalize on whatever the current marketplace offers us in the way of opportunity.
Let me start by saying that we have been cautious for some period of time. As of the end of March 2008, the current economic expansion was in its 76th month, much longer than the average post WWII economic expansion of 58 months. We had been concerned about the “bubble” in the U.S. housing market for several years, and we were watching it carefully. Honestly, the one thing that caught us off guard was the collapse of the “subprime” mortgage market, and the ensuing seizing up of credit markets. Although one might argue that our new Federal Reserve Chief was a bit slow in his initial reaction, his ensuing actions have been creative, bold and aggressive, and have finally started to calm both the credit and equity markets.
In our business, it is imperative that investors have the ability to adjust. We are entering a new world where technology has broken down many barriers that allowed certain parts of the world to move ahead, while others stood still or fell behind—this is changing, and mostly for the positive. Along with this progress, comes some issues. As more and more cities are created around the world, and more and more people become consumers of goods and services, a strain is placed on the world’s infrastructure. There is no question that demand for most commodities, including oil, is rising. However, current market psychology, in our opinion, reflects unabated demand for these industrial commodities, without any regard for price. Unless everything we have been taught about economics is wrong, this is a false premise.
We are not forecasting an end to this global boom by any stretch of the imagination. What we are saying is these booms are cyclical in nature, and are sensitive to the price of the underlying goods and materials it takes to provide the steel for the new skyscraper in Kuala Lampur and the concrete for the new super-highway in Shanghai.
What does all of this mean to you as a First Focus Fund investor? It means that although we believe it will be difficult for central banks around the world to keep inflation below 2% long-term, we do not believe that we are in a 1970’s and early 1980’s type of inflationary environment either. The world can function just fine with inflation at 3% or even a touch higher, as we saw in the 1990’s. Commodities are entering bubble-like territory, in our opinion, and should be avoided for the short to intermediate term.
We also believe that the dollar, after a multi-year slide against almost every global currency, is due for a respite, and perhaps even a rally. Many speculators around the world have used the weak dollar as an excuse to continue buying commodities, specifically oil, and have telegraphed their willingness to do so until they are convinced that the dollar stops falling.
Finally, we are beginning to see early signs of a recovery in U.S. equity markets. After a brutal couple of quarters, financial stocks appear to have found a bottom. Additionally, transportation stocks, historically one of the first sectors to start to recover in anticipation of better economic times ahead, are doing well. Remember, markets tend to start to improve well before you will see it in the underlying economy.
Although we have not seen an official announcement of a contraction in the U.S. economy as of yet, we believe it may well happen. The good news is that the market, being a forward-looking mechanism, has already anticipated this as a high probability. While we continue to be somewhat cautious, each day we feel a little better about the intermediate to longer term prospects for our investors. After all, the 10 year return for the S&P 500 Index was 3.50% annualized as of March 31, 2008. This is well below the longer term norm of 8-10%, and offers great opportunity for those willing to be patient!
Stephen Frantz
Chief Investment Officer
sfrantz@fnni.com
Comments are provided as a general market overview and should not be considered investment advice or predictive of any future market performance.

First Focus Short-Intermediate Bond Fund
Investment Concerns
Short- or intermediate-term investment grade bonds generally offer less risk and a lower rate of return than longer-term higher yielding bonds.
The Fund is subject to the risk that principal value reacts in opposition to the movement of interests rates and that a rising interest rate environment increases the risk of loss of principal.
Mortgage-backed investments involve risk of loss due to prepayments and, like any bond, due to default. Because of the sensitivity of mortgage-related securities to changes in interest rates, the Fund’s performance may be more volatile than if it did not hold these securities.
Manager Commentary
Fixed income markets struggled through an exceptionally difficult environment over the past 12 months. Declining home prices and a rise in mortgage delinquencies, particularly by subprime mortgage borrowers, kicked off a series of events that, beginning in June 2007, led to an extreme and rapid tightening of credit and loss of liquidity in the market. Whereas in recent years market participants were steadily increasing their use of leverage, the tightening credit markets late last summer led to massive margin calls and forced a rapid deleveraging of investment portfolios. The market was unable to absorb the resulting glut of supply in an orderly fashion and asset prices tumbled. Spreads widened dramatically in all fixed income sectors throughout the year and into the first quarter of 2008. Liquidity problems spread from the subprime mortgage sector of the market to all sectors, including prime residential mortgage securities, commercial mortgage securities, municipal bonds, asset-backed securities of all types, agency debt, and corporate bonds. Lower quality bonds tended to under perform the overall market. As has been the case since the fourth quarter of 2006, U.S. Treasuries handily outperformed all other fixed income assets.
The problems in the residential real estate market, the liquidity problems present in the fixed income markets, and a string of highly publicized losses within the Financial sector forced the Federal Reserve (the “Fed”) to take aggressive action during the last year. Beginning with a 50 basis points (0.50%) cut in the fed funds rate in September 2007, the Fed has now cut the fed funds rate seven times by a total of 300 basis points (3.00%). They also initiated several new lending facilities to provide much needed liquidity to financial institutions. This caused a significant steepening of the yield curve, as the slope between two- and ten-year Treasuries widened from 5 basis points (0.50%) on April 1, 2007 to 183 basis points (1.83%) on March 31, 2008. The combination of the rate cuts and the new lending facilities appeared to be having a positive effect as the most recent quarter closed, as spreads on many fixed income assets stabilized and in certain cases, began to tighten.
Over the past year, the First Focus Short-Intermediate Bond Fund returned 5.01% on a net basis versus a return of 8.70% for the Lehman Brothers U.S. Government/Credit 1-5 Year Index. The Fund was dramatically impacted by the rapid increase in risk aversion and reduced liquidity in the bond market, as described above. The primary driver of the underperformance was the swift decline in value of our asset-backed holdings, most notably the Canal Point I security, which as of March 31, 2008, was no longer part of our portfolio. As recently as December 2007, we believed this security offered longer term value despite what we saw as weakening conditions in the loan market. However, the near unprecedented seize-up in the credit markets during the most recent quarter forced this security into a liquidation mode and we realized a sizable loss. Our premature entry into the non-agency Mortgage-Backed Sector in September 2007 also detracted from performance. While we continue to believe that our holdings are of very high quality (“true AAA”) and will add considerable value to the portfolio over time, they have yet to return to more “normal” spread levels. While we are certainly disappointed by the Fund’s performance over the past year, we believe the portfolio is positioned to perform well as the market re-gains confidence and liquidity improves.1
As of March 31, 2008, the portfolio’s composition was 38% U.S. Treasury securities, 15% U.S. Government agency securities, 18% corporate bonds, 13% mortgage-backed securities, 12% asset-backed securities, and 4% cash equivalents. The overall weighted average credit quality of the portfolio was AAA, while the weighted average maturity was 3.16 years.1
We believe that the worst of the credit and liquidity problems in the fixed income markets may well be behind us as we begin the second quarter of 2008. The aggressive moves by the Fed are resulting in a much more orderly market as we begin our new fiscal year. Our recent strategy was to take advantage of the significant widening of spread product by purchasing high quality assets at levels not seen in many years. In our opinion Treasury securities may under perform spread product over the next several years, and as such could continue to reduce our exposure when opportunities arise to add high quality spread product to the portfolio.1
1 Disclosures

Portfolio composition is as of March 31, 2008 and is subject to change.
Moody’s Investors Service, Inc. and Standard & Poor’s, Inc. are bond rating organizations. They rate the bonds issued by corporations based on the ability of each corporation to repay its debt and also pay the interest on that debt. The Moody’s and Standard & Poor’s ratings are considered an opinion only, not a recommendation to buy or sell.

First Focus Short-Intermediate Bond Fund
Return of a $10,000 investment as of March 31, 2008
Portfolio Composition as of March 31, 2008
% based on fair value (portfolio composition is subject to change)
Average Annual Total Return as of March 31, 2008*

	1 Year	5 Year	10 Year

First Focus Short- Intermediate Bond Fund	5.01%	3.04%	4.36%

Lehman Brothers U.S. Government/Credit 1-5 Year Index	8.70%	3.96%	5.49%

Expense Ratio (Gross/Net)**		1.13% / 0.84%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at www.firstfocusfunds.com.
Investment performance reflects voluntary fee waivers, which may be discontinued at any time. Without these fee waivers, the performance would have been lower. This information is included in the most current prospectus available to current and prospective shareholders of the Fund.

(*)	Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

(**)	Per the Fund prospectus dated August 1, 2007. Net expense ratio is net of volntary waivers. Voluntary waivers may be stopped at any time. Additional information pertaining the Fund’s expense ratios as of March 31, 2008 can be found in the Financials Highlights.
This chart assumes an initial investment of $10,000 made on March 31, 1998. Total Return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions.
The Lehman Brothers U.S. Government/Credit 1-5 year Index measures the performance of U.S. Treasury and agency securities, and corporate bonds with 1-5 year maturities.
The above referenced index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index.

First Focus Income Fund
Investment Concerns
The value of the Fund’s shares depends on the value of the securities it owns. Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.
The Fund is subject to the risk that principal value reacts in opposition to the movement of interests rates and that a rising interest rate environment increases the risk of loss of principal.
Mortgage-backed investments involve risk of loss due to prepayments and, like any bond, due to default. Because of the sensitivity of mortgage-related securities to changes in interest rates, the Fund’s performance may be more volatile than if it did not hold these securities.
Manager Commentary
Fixed income markets struggled through an exceptionally difficult environment over the past 12 months. Declining home prices and a rise in mortgage delinquencies, particularly by subprime mortgage borrowers, kicked off a series of events that, beginning in June of last year, led to an extreme and rapid tightening of credit and loss of liquidity in the market. Whereas in recent years market participants were steadily increasing their use of leverage, the tightening credit markets late last summer led to massive margin calls and forced a rapid deleveraging of investment portfolios. The market was unable to absorb the resulting glut of supply in an orderly fashion and asset prices tumbled. Spreads widened dramatically in all fixed income sectors throughout the year and into the first quarter of 2008. Liquidity problems spread from the subprime mortgage sector of the market to all sectors, including prime residential mortgage securities, commercial mortgage securities, municipal bonds, asset-backed securities of all types, agency debt, and corporate bonds. Lower quality bonds tended to under-perform the overall market. As has been the case since the fourth quarter of 2006, U.S. Treasuries handily outperformed all other fixed income assets.
The problems in the residential real estate market, the liquidity problems present in the fixed income markets, and a string of highly publicized losses within the Financial sector forced the Federal Reserve (the “Fed”) to take aggressive action during the last year. Beginning with a 50 basis points (0.50%) cut in the fed funds rate in September 2007, the Fed has now cut the fed funds rate seven times by a total of 300 basis points (3.00%). They also initiated several new lending facilities to provide much needed liquidity to financial institutions. This caused a significant steepening of the yield curve, as the slope between two- and ten-year Treasuries widened from 5 basis points (0.50%) on April 1, 2007 to 183 basis points (1.83%) on March 31, 2008. The combination of the rate cuts and the new lending facilities appeared to be having a positive effect as the most recent quarter closed, as spreads on many fixed income assets stabilized and in certain cases, began to tighten.
Over the past year, the First Focus Income Fund returned 5.27% on a net basis versus a return of 7.67% for the Lehman Brothers U.S. Aggregate Index. The Fund was dramatically impacted by the rapid increase in risk aversion and reduced liquidity in the bond market, as described above. The primary driver of the underperformance was the swift decline in value of our asset-backed holdings, most notably the Canal Point I security, which as of March 31, 2008, was no longer part of our portfolio. As recently as December 2007, we believed this security offered longer term value despite what we saw as weakening conditions in the loan market. However, the near unprecedented seize-up in the credit markets during the most recent quarter forced this security into a liquidation mode and we realized a sizable loss. Our premature entry into the non-agency Mortgage-Backed Sector (“MBS”) in September also detracted from performance. While we continue to believe that our holdings are of very high quality (“true AAA”) and will add considerable value to the portfolio over time, they have yet to return to more “normal” spread levels. While we are certainly disappointed by the Fund’s performance over the past year, we believe the portfolio is positioned to perform well as the market re-gains confidence and liquidity improves.1
As of March 31, 2008, the portfolio’s composition was 18% U.S. Treasury securities, 6% U.S. Government agency securities, 17% corporate bonds, 51% mortgage-backed securities, 5% asset-backed securities, and 4% cash equivalents. The overall weighted average credit quality of the portfolio was AA+, while the weighted average maturity was 6.76 years.1
We believe that the worst of the credit and liquidity problems in the fixed income markets may well be behind us as we begin the second quarter of 2008. The aggressive moves by the Fed are resulting in a much more orderly market as we begin our new fiscal year. Our recent strategy was to take advantage of the significant widening of spread product by purchasing high quality assets at levels not seen in many years. In our opinion Treasury securities may under perform spread product over the next several years, and as such could continue to reduce our exposure when opportunities arise to add high quality spread product to the portfolio.1
1 Disclosures

Portfolio composition is as of March 31, 2008 and is subject to change.
Moody’s Investors Service, Inc. and Standard & Poor’s, Inc. are bond rating organizations. They rate the bonds issued by corporations based on the ability of each corporation to repay its debt and also pay the interest on that debt. The Moody’s and Standard & Poor’s ratings are considered an opinion only, not a recommendation to buy or sell.

First Focus Income Fund
Return of a $10,000 investment as of March 31, 2008
Portfolio Composition as of March 31, 2008
% based on fair value (portfolio composition is subject to change)
Average Annual Total Return as of March 31, 2008*

	1 Year	5 Year	10 Year

First Focus Income Fund	5.27%	3.31%	4.61%

Lehman Brothers U.S. Aggregate Index	7.67%	4.58%	6.04%

Expense Ratio (Gross/Net)**		1.19% / 0.67%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at www.firstfocusfunds.com.
Investment performance reflects voluntary fee waivers, which may be discontinued at any time. Without these fee waivers, the performance would have been lower. This information is included in the most current prospectus available to current and prospective shareholders of the Fund.

(*)	For periods prior to March 9, 2001, when the Fund began operating, the performance quoted reflects performance of the adviser’s similarly managed collective investment fund, adjusted to reflect the Fund’s fees and expenses. The collective investment fund was not a registered mutual fund and therefore was not subject to certain investment and tax restrictions which may have adversely affected performance. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

(**)	Per the Fund prospectus dated August 1, 2007. Net expense ratio is net of volntary waivers. Voluntary waivers may be stopped at any time. Additional information pertaining the Fund’s expense ratios as of March 31, 2008 can be found in the Financials Highlights.
This chart assumes an initial investment of $10,000 made on March 31, 1998. Total Return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions.
The Lehman Brothers U.S. Aggregate Index market value-weighted index that tracks the daily price, coupon, paydowns and total return performance of fixed-rate, publicly placed, dollar denominated and nonconvertible, investment-grade debt issues with at least $100 million par amount outstanding and with at least one year to final maturity. The index was introduced in 1972 and it combines the Lehman U.S. Government/Credit Bond Index, the Mortgage-Backed Securities Index, and the Asset-Backed Securities Index.
The above referenced index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index.

First Focus Balanced Fund
Investment Concerns
Stocks are more volatile and carry more risk and return potential than other forms of investments. Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Cash equivalents offer low risk and low return potential. This Fund generally would be considered to have more risk and return potential than the First Focus Income Fund and less risk and return potential than the First Focus Core Equity Fund.
Mortgage-backed investments involve risk of loss due to prepayments and, like any bond, due to default. Because of the sensitivity of mortgage-related securities to changes in interest rates, the Fund’s performance may be more volatile than if it did not hold these securities.
Manager Commentary
In last year’s annual report we expressed a concern about slowing U.S. economic growth, and weakening corporate earnings growth. During the past year the First Focus Balanced Fund was positioned more defensively, with a significantly reduced allocation to stocks, and an increase in short-term securities and money markets. Within the equity portion of the portfolio, we reduced exposure to economically sensitive sectors1. The First Focus Balanced Fund returned -0.55% for the fiscal year ended March 31, 2008, while the S&P 500 Index returned -5.08% and the Lehman Brothers U.S. Government/Credit Bond Index reported a 8.35% return.
Stock prices advanced strongly during the first six months of the fiscal year, with the Fund lagging somewhat because of our more cautious outlook. During the first half of the fiscal year performance was hurt by our reduced allocation to stocks. Within the equity portfolio, an allocation to financial stocks, that was larger than normal, also hurt performance. Financial stocks, especially banks and brokers, have been very poor performers during the past year, and we significantly reduced our exposure in this area during the second half of the year. Another sector that hurt performance was the Consumer Discretionary group, particularly apparel and retailing companies. An ill-timed addition of Phillips Van Heusen and Tiffany to existing positions in Best Buy, Coach, Guess, Dicks and Joseph A. Bank dented performance during the third quarter. We have now eliminated Phillips Van Heusen, Tiffany, Best Buy and Joseph A. Banks from the portfolio. Another consumer discretionary stock that hurt performance during the year was Starbucks. The Fund held shares in Starbucks for many years, and benefited from the explosive growth of the company, but we acknowledged that the growth phase had ended and sold the stock at the beginning of the fourth quarter. Other individual stocks that hurt performance included Resources Connection, Cognizant Technology Solutions, Forest Labs, Getty Images, Maxim Integrated Products, United Natural Foods, United Community Banks and East West Bancorp. With the exception of Cognizant Technology Solutions, Forest Labs, and United Natural Foods each of these positions has been eliminated from the Fund.1
There were some areas of strength in the equity portfolio. Buy out offers for Cytyc Corp, Ventana Medical Systems, Respironic, and Checkfree each benefited shareholders with large jumps in price. Other stocks that performed strongly included Potash, Peabody Energy, Biogen, Charles River Labs, Sigma Aldrich, Danaher, Praxair, Joy Global and L-3 Communications.1
We believe the credit squeeze in the Financial sector will continue to slow growth in the U.S. and other developed economies in the year ahead. We believe the Fund remains positioned defensively, with higher levels of bonds, cash and preferred stocks.1
The Fund is managed with a focus on fundamental factors like sales and earnings that should support the current valuation of a company’s stock. The expectation is that these fundamental underpinnings could somewhat reduce the Fund’s exposure to the sharp setbacks that could occur when stocks with more extended valuations fall in a general market decline. We will continue to focus on reasonably valued companies with superior growth characteristics.1

/s/ David Jordan
David Jordan
1 Disclosures

Portfolio composition is as of March 31, 2008 and is subject to change.

First Focus Balanced Fund
Return of a $10,000 investment as of March 31, 2008
Portfolio Composition as of March 31, 2008
% based on fair value (portfolio composition is subject to change)
Average Annual Total Return as of March 31, 2008*

	1 Year	5 Year	10 Year

First Focus Balanced Fund	-0.55%	10.71%	4.50%

Lehman Brothers U.S. Government/Credit Bond Index	8.35%	4.62%	6.12%

S&P 500 Index	-5.08%	11.32%	3.50%

Composite Index	0.31%	8.74%	4.87%

Expense Ratio (Gross/Net)**		1.46% / 1.30%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at www.firstfocusfunds.com.
Investment performance reflects voluntary fee waivers, which may be discontinued at any time. Without these fee waivers, the performance would have been lower. This information is included in the most current prospectus available to current and prospective shareholders of the Fund.

(*)	Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

(**)	Per the Fund prospectus dated August 1, 2007. Net expense ratio is net of volntary waivers. Voluntary waivers may be stopped at any time. Additional information pertaining the Fund’s expense ratios as of March 31, 2008 can be found in the Financials Highlights.

This chart assumes an initial investment of $10,000 made on March 31, 1998. Total Return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions.
The Lehman Brothers U.S. Government/Credit Bond Index includes all public obligations of the U.S. Treasury, excluding foreign-targeted issues; all publicly issued debt of U.S. government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. government; and all publicly issued, fixed rate, nonconvertible, investment grade, dollar-denominated, SEC-registered corporate debt (including debt issued or guaranteed by foreign sovereign governments, municipalities, or governmental agencies, or international agencies).
The S&P 500 Index an index of 500 selected common stocks most of which are listed on the New York Stock Exchange. The index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.
The Composite Index is a combined index of 60% of the S&P 500 Index and 40% of the Lehman Brothers U.S. Government/Credit Bond Index. The Composite Index is intended to provide a single benchmark that more accurately reflects the composition of securities held by the Balanced Fund. The individual performance of each index that comprises the Composite Index is detailed in the chart above. Sixty percent of the Composite Index is comprised of the S&P 500 Index and forty percent of the Composite Index is comprised of the Lehman Brother U.S. Government/Credit Bond Index.
The above referenced indices are unmanaged and do not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index.

First Focus Core Equity Fund
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.
Manager Commentary
For the year ended March 31, 2008, the First Focus Core Equity Fund returned -3.25% versus a -5.08% return for the S&P 500 Index and the Russell 1000® Value Index returned -9.99%. While earning a net loss is always disappointing, we were pleased that we were able to minimize the losses during a difficult stock market environment, especially in the December 2007 and March 2008 quarters.
The stock market performed well during the June and September quarters of 2007 and the Fund was up over 8.93% during this period compared to the 8.44% return of the S&P 500 Index. However, the stock market indices declined sharply after peaking in October 2007 due to investor concerns about declining home values, reports of billions of dollars in losses on subprime mortgage loans, the near failure of several major financial institutions and a decline in Gross Domestic Product1 growth to a less than 1% annual rate. The S&P 500 Index declined in the December 2007 and March 2008 quarters for a cumulative 12.46% loss and the Fund had a net loss of 11.18% during this period.
The weakest S&P 500 Index sectors during the 12 months ended March 31, 2008 were Financials and Consumer Discretionary, which had declines of 28% and 18%, respectively. The Fund’s biggest declines also came in these sectors. The Fund enjoyed good success in some of the stronger sectors for the 12 month period. The stocks in the S&P Energy sector led the market with a 22% positive return and the Fund’s Energy stocks increased over 30%. Industrial, Materials and Information Technology stocks also significantly outperformed their respective S&P 500 Index sectors.1
In recent months we have reduced our exposure to stocks in the Energy, Materials and Industrial sectors due to our concerns that a slowing global economy and the unwinding of excess speculation in the commodity markets may cause weakness in these stocks. We have also increased our weighting in stocks in the Financial, Information Technology and Health Care sectors because many of these stocks appear to be undervalued and we expect the relative fundamentals to improve during the remainder of 2008. We continue to favor companies that are large exporters based on our belief that most international economies will grow more rapidly than the U.S. in 2008. We believe U.S. consumer spending will be challenged during the next few quarters due to the headwinds of falling home prices, high energy and food costs, and leveraged consumer balance sheets. We believe strong export markets should help offset some of the employment and corporate earnings challenges as we move through the year. The Federal Reserve has taken constructive and timely actions to improve liquidity and restore confidence in key financial institutions. Time will tell how successful these actions will be. While the trend in economic growth and stock prices may be uneven for a period of time, we are comfortable that, in most cases, this uncertainty is already discounted in current stock prices of our portfolio companies and that economic fundamentals are near a bottom and are likely to be improving before the end of 2008.1
1 Disclosures

Portfolio composition is as of March 31, 2008 and is subject to change.
The Gross Domestic Product (GDP) is the measure of the market value of the goods and services produced by labor and property in the United States.

First Focus Core Equity Fund
Return of a $10,000 investment as of March 31, 2008
Portfolio Composition as of March 31, 2008
% based on fair value (portfolio composition is subject to change)
Average Annual Total Return as of March 31, 2008*

	1 Year	5 Year	10 Year

First Focus Core Equity Fund	-3.25%	11.98%	2.64%

S&P 500 Index	-5.08%	11.32%	3.50%

Russell 1000® Value Index	-9.99%	13.68%	5.54%

Expense Ratio (Gross/Net)**		1.33% / 1.17%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at www.firstfocusfunds.com.
Investment performance reflects voluntary fee waivers, which may be discontinued at any time. Without these fee waivers, the performance would have been lower. This information is included in the most current prospectus available to current and prospective shareholders of the Fund.

(*)	Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

(**)	Per the Fund prospectus dated August 1, 2007. Net expense ratio is net of volntary waivers. Voluntary waivers may be stopped at any time. Additional information pertaining the Fund’s expense ratios as of March 31, 2008 can be found in the Financials Highlights.

This chart assumes an initial investment of $10,000 made on March 31, 1998. Total Return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions.

The Russell 1000® Value Index is an index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 Index is an index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

The above referenced indices are unmangaged and do not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index.

First Focus Large Cap Growth Fund
Investment Concerns
Stocks are more volatile and carry more risk and return potential than other forms of investments. Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Cash equivalents offer low risk and low return potential. This Fund generally would be considered to have more risk and return potential than the First Focus Income Fund and less risk and return potential than the First Focus Core Equity Fund.
Manager Commentary
Riverbridge Partners, LLC began management of the First Focus Large Cap Growth Fund on July 2, 2007, and the Fund returned -14.00%† for the period ended March 31, 2008. By comparison, the Russell 1000® Growth Index for the same period, returned -8.11% and the S&P 500 Index returned -10.69%. For the quarter ended March 31, 2008, the Fund returned -9.57% versus a -10.18% return for the Russell 1000® Growth Index and a -9.44% return for the S&P 500 Index.
Factors contributing to the negative returns for these periods include the dysfunction of credit markets, economic worries, and declining corporate earnings. Persistent housing worries and record-setting oil prices also contributed to the equity market declines. Relating specifically to the Fund, the consumer discretionary sector meaningfully detracted from overall performance. In short, investors did not lack unnerving news or events from which to be consternated.1
The majority of the decline occurred in the volatile first quarter of 2008. Volatility, which measures the magnitude of market moves, rose to its highest level in 70 years according to Standard & Poor’s. The S&P 500 Index moved more than one percent on 51% of the trading days in the first quarter. This represents the highest occurrence of one percent moves since 1934.
We do not expect a repeat performance of the first quarter, many of the factors that served to roil the markets are still in place. Recessionary fears, credit crunch concerns and rising energy prices are headwinds that investors must navigate. The silver lining may be that investors have generally lowered their expectations. Therefore, subsequent bad news may be less troubling as these factors are already priced into the securities.
The prospects of a recession have increased. While we found ourselves in the minority when forecasting a recession last year, the majority of investors now believe we are either in or about to begin a recession. Consumer spending was flat in the most recently reported period in February 2008, and orders for durable goods declined in both January and February of 2008 according to the Commerce Department.
We expect the credit crunch to persist. If so, global economic growth will be reduced based on the constriction of investment capital. Those investors with leveraged positions are being forced to liquidate some of their positions—higher quality holdings are oftentimes sold because they are readily marketable. The Federal Reserve’s (the “Fed”) actions to inject liquidity into the markets have served to soothe investors’ fears. The Fed’s intervention, however, could backfire if it leads to a disruption of the normal business cycle, thus making matters worse.
We expect to continue to see major write-downs by prominent banks resulting from underperforming loans on their books. As a result, we believe financial institutions will continue to find it difficult to lend the capital needed for economic growth. Declining housing prices exacerbate the problem for consumers as less collateral is available to secure new loans. Though oftentimes painful, these are necessary adjustments to the financial system to purge ill-conceived lending.
The positive news for investors is that the correction is well underway. We believe it is quite possible that the equity markets may generate positive returns for the final three quarters of the year. Investors should use caution and not overreact to incrementally negative news regarding the financial markets. Much of what is being reported is already reflected in security prices and is not “actionable” to investors. Investors are best served to stay the course as it relates to their asset allocation mix.
Regardless of the current state of the markets, we will not deviate from our time-tested investment approach. Our portfolio will continue to build its earnings power throughout this economic downturn. Furthermore, we believe the portfolio has the ability to internally finance its growth and is subsequently less impacted by the credit crunch. Finally, we have a great deal of confidence that the management team can navigate the choppy waters of the global environment.
1 Disclosures

Portfolio composition is as of March 31, 2008 and is subject to change.

First Focus Large Cap Growth Fund
Return of a $10,000 investment as of March 31, 2008
Sector Weightings as of March 31, 2008
as a percentage of equities
% based on fair value (portfolio composition is subject to change)
Average Annual Total Return as of March 31, 2008*

Since
Inception

First Focus Large Cap Growth Fund†	-14.00%

Russell 1000® Growth Index	-8.11%

Expense Ratio (Gross/Net)**	1.53% / 1.23%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at www.firstfocusfunds.com.
Investment performance reflects voluntary fee waivers, which may be discontinued at any time. Without these fee waivers, the performance would have been lower. This information is included in the most current prospectus available to current and prospective shareholders of the Fund.

(†)	The Large Cap Growth Fund was initially offered on July 2, 2007, however, no shareholder activity occurred until July 5, 2007, which is the commencement of operations.

(*)	Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

(**)	Per the Fund prospectus dated August 1, 2007. Net expense ratio is net of volntary waivers. Voluntary waivers may be stopped at any time. Additional information pertaining the Fund’s expense ratios as of March 31, 2008 can be found in the Financials Highlights.

This chart assumes an initial investment of $10,000 made on July 2, 2007. Total Return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions.

The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The above referenced index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index.

First Focus Growth Opportunities Fund
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.
Manager Commentary
In last year’s annual report we expressed a concern about slowing U.S. economic growth, and weakening corporate earnings growth. In that report we advised that we had positioned the Growth Opportunities Fund more defensively, reducing exposure to economically sensitive sectors. While the U.S. economy did deteriorate over the past year, industrial, material and other cyclical industries were some of the strongest performers, while defensive areas like consumer staples, household goods and healthcare lagged. In the global economy new lessons are constantly being learned about economic and market cycles, with your fund manager among those learning that lesson the hard way. Although the Growth Opportunities Fund declined in value during the past year, underperforming our benchmark, the year was not a disaster. The First Focus Growth Opportunities Fund returned -5.50% for the fiscal year ended March 31, 2008. The Russell Midcap® Growth Index returned
-4.55% for the period, and the S&P 500 Index returned -5.08%.
Stock prices advanced strongly during the first six months of the fiscal year, with the Fund lagging somewhat because of our more cautious outlook. During the first half of the fiscal year, performance was hurt by an allocation to financial stocks that were larger than the benchmark. Financial stocks, especially banks and brokers, were very poor performers during the past year, and we significantly reduced our exposure in this area during the second half of the year. We currently do not hold common stock in any banking company within in the Fund. Another sector that hurt performance was the consumer discretionary group, particularly apparel and retailing companies. An ill-timed addition of Phillips Van Heusen and Tiffany to existing positions in Best Buy, Coach, Guess, Dicks and Joseph A. Bank dented performance during the third quarter. We have now eliminated Phillips Van Heusen, Tiffany and Best Buy from the Fund. Another consumer discretionary stock that hurt performance during the year was Starbucks. The Fund held shares in Starbucks for many years, and benefited from the explosive growth of the company, but we acknowledged that the growth phase had ended and sold the stock at the beginning of the fourth quarter. Other individual stocks that hurt performance included Resources Connection, Cognizant Technology Solutions, Forest Labs, Getty Images, Maxim Integrated Products, United Natural Foods, United Community Banks and East West Bancorp. With the exception of Cognizant, Forest Labs and United Natural Foods each of these positions has been eliminated from the Fund. When the market peaked in October 2007 and began a steady decline our relative performance began to improve.1
There were some areas of strength. Buy out offers for Cytyc Corp, Ventana Medical Systems, Respironics, and Checkfree each benefited shareholders with large jumps in price. Other stocks that performed strongly included Potash, Peabody Energy, Biogen, Charles River Labs, Sigma Aldrich, Danaher, Praxair, Joy Global and L-3 Communications.1
We believe the credit squeeze in the financial sector will continue to slow growth in the U.S. and other developed economies in the year ahead. The Fund has been positioned somewhat more defensively during the past year, with higher levels of cash and preferred stocks.
The Fund is managed with a focus on fundamental factors like sales and earnings that we believe can support the current valuation of a company’s stock. The expectation is that these fundamental underpinnings could reduce somewhat the Fund’s exposure to the sharp setbacks that could occur when stocks with more extended valuations fall in a general market decline. We will continue to focus on reasonably valued companies with superior growth characteristics.1
/s/ David Jordan

David Jordan
1 Disclosures

Portfolio composition is as of March 31, 2008 and is subject to change.

First Focus Growth Opportunities Fund
Return of a $10,000 investment as of March 31, 2008
Sector Weighting as of March 31, 2008
as a percentage of equities excluding cash
% based on fair value (portfolio composition is subject to change)
Average Annual Total Return as of March 31, 2008*

	1 Year	5 Year	10 Year

First Focus	-5.50%	13.46%	6.24%
Growth Opportunities Fund

Russell Midcap® Growth Index	-4.55%	15.20%	5.15%

S&P 500 Index	-5.08%	11.32%	3.50%

Expense Ratio (Gross/Net)**		1.38% / 1.22%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at www.firstfocusfunds.com.
Investment performance reflects voluntary fee waivers, which may be discontinued at any time. Without these fee waivers, the performance would have been lower. This information is included in the most current prospectus available to current and prospective shareholders of the Fund.

(*)	Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

(**)	Per the Fund prospectus dated August 1, 2007. Net expense ratio is net of volntary waivers. Voluntary waivers may be stopped at any time. Additional information pertaining the Fund’s expense ratios as of March 31, 2008 can be found in the Financials Highlights.

This chart assumes an initial investment of $10,000 made on March 31, 1998. Total Return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions.

The Russell Midcap® Growth Index measures the performance of the midcap securities found in the Russell universe with higher price-to-book ratios and higher forecasted growth values.

The Fund’s primary index is the Russell Midcap Growth index, however to provide a broader market comparative we have also listed an additional index.

The S&P 500 Index is an index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

The above referenced indices are unmanaged and do not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index.

First Focus Small Company Fund
Investment Concerns
Small-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure, and historically, their stocks have experienced a greater degree of market volatility than stocks on average.
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.
Manager Commentary
For the year ended March 31, 2008 the First Focus Small Company Fund returned -5.87% versus a -13.00% return for the Russell 2000® Index and a -16.88% return for the Russell 2000® Value Index. After beginning the year with a positive return in the first quarter, the Russell 2000® Index turned in increasingly larger negative returns in each successive quarter. These negative returns were a result of deteriorating economic fundamentals in the form of higher energy prices, a falling U.S. dollar, a housing slowdown, subprime credit issues and liquidity problems in the financial system.
Entering the year, the Fund was overweight in the Industrials, Consumer Staples, Utilities and Energy sectors, while remaining underweight in Consumer Discretionary and Financials relative to the Russell 2000® Index sector weightings. Throughout the year, the Fund benefited from this allocation as the strongest returns were generated by companies in the Energy, Materials and Industrials sectors, while the weakest returns were seen in the Consumer Discretionary, Financials and Information Technology sectors. In addition, during volatile markets like those of the last several quarters, our philosophy of owning higher quality businesses contributed to the Fund’s outperformance relative to the Russell indices.1
On March 31, 2008, the portfolio held shares of 66 companies diversified across the major sectors of the market. Seven new companies were introduced into the Fund in the past 12 months, 10 positions were eliminated and one company was acquired. Within the Consumer Discretionary and Financial sectors, stock prices reacted negatively to actual and forecasted economic news and liquidity issues within the financial system. Toward the end of this last year, we identified opportunities within these two sectors to add quality companies at reasonable prices, therein reducing the Fund’s underweighting that was in place for most of the last year. While we believe the companies in these sectors could continue to see some short-term fundamental headwinds, we believe the discounts at which we are purchasing these companies should benefit the Fund over the long-term. Of the 10 positions eliminated, many were companies within the Industrial sector as the valuations of those stocks had reached levels where the risk/reward was deemed unfavorable.1
Looking to the future, we believe returns in the equity market will likely continue to be volatile over the short-term as corporate earnings and macro-economic fundamentals continue to be relatively weak. However, we believe there are always unrecognized values available in the marketplace. Our approach to investing identifies quality companies that we believe are temporarily priced below their long-term intrinsic value. Purchases are made primarily on the merits of each individual company, maintaining a diversified portfolio across the various economic sectors. Over the long-term, we believe that our philosophy of owning higher quality businesses at reasonable prices could provide our shareholders an appropriate rate of return for the level of risk taken.
1 Disclosures

Portfolio composition is as of March 31, 2008 and is subject to change.

First Focus Small Company Fund
Return of a $10,000 investment as of March 31, 2008
Sector Weighting as of March 31, 2008
as a percentage of equities excluding cash
% based on fair value (portfolio composition is subject to change)
Average Annual Total Return as of March 31, 2008*

	1 Year	5 Year	10 Year

First Focus	-5.87%	12.06%	6.56%
Small Company Fund

Russell 2000® Index	-13.00%	14.90%	4.96%

Russell 2000® Value Index	-16.88%	15.45%	7.46%

Expense Ratio (Gross/Net)**		1.49% / 1.33%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at www.firstfocusfunds.com.
Investment performance reflects voluntary fee waivers, which may be discontinued at any time. Without these fee waivers, the performance would have been lower. This information is included in the most current prospectus available to current and prospective shareholders of the Fund.

(*)	Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

(**)	Per the Fund prospectus dated August 1, 2007. Net expense ratio is net of volntary waivers. Voluntary waivers may be stopped at any time. Additional information pertaining the Fund’s expense ratios as of March 31, 2008 can be found in the Financials Highlights.

This chart assumes an initial investment of $10,000 made on March 31, 1998. Total Return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions.

The Russell 2000® Index is an index that measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index. As of the latest reconstitution, the average market capitalization was approximately $530 million; the median market capitalization was approximately $410 million. The largest company in the index had an approximate market capitalization of $1.4 billion.

The Russell 2000® Value Index is an index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

The above referenced indices are unmanaged and do not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index.

First Focus International Equity Fund
Investment Concerns
There are risks associated with investing in foreign companies, such as erratic market conditions, economic and political instability and fluctuations in currency and exchange rates.
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.
Manager Commentary
In the 12 months ended March 31, 2008, the First Focus International Equity Fund returned -5.40%. The MSCI EAFE Index, the Fund’s benchmark, returned -2.27% over the same period.
The 12 months were dominated by the continued recession on the U.S. housing market. What had primarily been a local problem spread, via the financial markets, to all corners of the globe. The subprime crisis escalated considerably in the summer. Credit spreads widened significantly in July 2007 and the money market ground to a halt in August 2007. The interbank rate, which would normally be some 10 basis points (0.10%) higher than the key rate, surged. The central banks initially believed things would quickly return to normal, but they soon had to change tack.
The swift and resolute action taken by central banks during September was clearly appreciated by investors. It led to certain euphoria in the market that monetary policy in the U.S. would prevent its economy from stalling. However, the impressive rally lasted only until mid-October 2007. By then, disappointing earnings reports and renewed worries about the impact of the U.S. housing recession on the economy triggered a pronounced pull back of stock markets. In addition, subprime mortgage concerns cast shadows over global markets. The huge losses that investment banks began to announce took the markets by surprise. This hurt stock prices of many financial institutions. The financial sector took another dive in March 2008 as the major investment bank Bear Stearns was forced to secure emergency funding.
Overall, financial stocks were hit hardest among all industries. The Fund was slightly overweight in this sector which detracted from performance. Also, the underweight in defensive sectors like Utilities and Telecommunication services was negative as these industry groups outperformed economically sensitive sectors. On a regional basis, the strongest performing EAFE market over the period was Pacific Basin ex Japan. While the Fund’s allocation in this region was roughly neutral, strong stock selection helped the relative performance of the Fund. Also, the Fund’s underweight position in Japan had a positive effect as Japan was the weakest performing region over the period.1
Not surprisingly, some of the worst individual stock returns were seen in Financials. Société Générale and UBS, two of the Fund’s weakest stocks, announced unexpected bad news and their share price fell precipitously. Also, Northern Rock, the UK mortgage bank, saw its share price fall significantly after it had to seek emergency funding from the Bank of England. On the positive side, the Fund had a number of outstanding performers over the period. Examples would be resource companies such as Rio Tinto and Brazil’s Petrobras. Megastudy, the Korean on-line study, also contributed strongly to the performance of the Fund.1
In the current market environment, we have adopted a somewhat more defensive overall posture, but always in a manner that makes sense for the longer term performance of the Fund. For example, the Fund has recently invested in Cemig, a Brazilian utility company that distributes electricity in an area of Brazil adjacent to Sao Paulo and Rio de Janeiro, and added Electricité de France, Europe’s largest electrical utility company. Finally, we used the opportunity of the rise in the Taiwanese market following the election of a pro-Chinese president to reduce the Fund’s commitment to the country and start a holding in an investment vehicle which tracks the price of a number of agricultural products. We will continue in this mode for the foreseeable future.1
1 Disclosures

Portfolio composition is as of March 31, 2008 and is subject to change.

First Focus International Equity Fund
Return of a $10,000 investment as of March 31, 2008
Country Weightings as of March 31, 2008
as a percentage of holdings excluding U.S. and Cash Equivalents
% based on fair value (portfolio composition is subject to change)
Average Annual Total Return as of March 31, 2008*

			Since
	1 Year	5 Year	Inception

First Focus International Equity Fund†	-5.40%	19.39%	10.65%

Morgan Stanley Capital International EAFE Index	-2.27%	21.90%	12.90%
(MSCI EAFE)

Expense Ratio (Gross/Net)**		1.67% / 1.40%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at www.firstfocusfunds.com.
Investment performance reflects voluntary fee waivers, which may be discontinued at any time. Without these fee waivers, the performance would have been lower. This information is included in the most current prospectus available to current and prospective shareholders of the Fund.

(†)	Commencement date is May 30, 2002.

(*)	Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

(**)	Per the Fund prospectus dated August 1, 2007. Net expense ratio is net of volntary waivers. Voluntary waivers may be stopped at any time. Additional information pertaining the Fund’s expense ratios as of March 31, 2008 can be found in the Financials Highlights.

This chart assumes an initial investment of $10,000 made on May 30, 2002. Total Return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions.

The Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index is an arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.

The above referenced index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index.

ANNUAL REPORT
First Focus FundsSM
Schedule of Portfolio Investments
March 31, 2008
Short-Intermediate Bond Fund

Principal	Security
Amount	Description	Value
Asset-Backed Securities (2.8%):
$858,000	Countrywide Asset-Backed Certificates, 3.85%, 5/25/37 (a)(b)	$552,177
965,209	Residential Asset Mortgage Products, Inc., 4.02%, 3/25/33	870,629

Total Asset-Backed Securities		1,422,806

Commercial Mortgage-Backed Securities (9.5%):
600,000	Banc of America Commercial Mortgage, Inc., 7.38%, 9/15/32	624,541
890,000	Bear Stearns Commercial Mortgage Securities, 5.53%, 9/11/41	871,120
267,209	Commercial Mortgage Acceptance Corp., 6.04%, 9/15/30	266,830
775,000	First Union National Bank Commercial Mortgage, 8.08%, 10/15/32 (a)(b)	846,326
580,000	First Union National Bank Commercial Mortgage, 6.67%, 12/12/33	599,303
671,000	LB-UBS Commercial Mortgage Trust, 6.36%, 12/15/28	687,339
850,000	LB-UBS Commercial Mortgage Trust, 6.30%, 11/15/33	869,051

Total Commercial Mortgage-Backed Securities		4,764,510

Corporate Bonds (17.9%):
	Banks (4.8%):
890,000	Bank of New York Co., Inc., 6.38%, 4/1/12	947,039
935,000	Bank One Corp., 10.00%, 8/15/10	1,044,225
550,000	USB Capital IX, 6.19%, 4/15/49	408,375

		2,399,639

	Computers (3.4%):
825,000	Cisco Systems, Inc., 5.25%, 2/22/11	861,203
824,000	Dell Computer, Inc., 6.55%, 4/15/08	824,845

		1,686,048

	Electric Integrated (0.8%):
380,000	Wisconsin Energy Corp., 6.50%, 4/1/11	404,704

	Financial Services (7.2%):
825,000	Countrywide Home Loan, 5.63%, 7/15/09	756,891
710,000	General Electric Capital Corp., 5.88%, 2/15/12	752,939
850,000	Goldman Sachs Group, Inc., 6.88%, 1/15/11	907,367
900,000	Household Finance Corp., 4.75%, 7/15/13	884,763
350,000	Merrill Lynch & Co., Inc., 5.45%, 2/5/13 (L)	344,351

		3,646,311

	Oil & Gas Exploration Services (1.7%):
825,000	Phillips Petroleum Co., 6.38%, 3/30/09	847,748

Total Corporate Bonds		8,984,450

Mortgage-Backed Securities (12.9%):
	Fannie Mae (4.4%):
2,185,000	4.00%, 3/25/15	2,204,497

	Freddie Mac (8.5%)
1,968,701	4.50%, 1/15/17	1,974,711
2,260,000	4.50%, 12/15/17	2,301,896

		4,276,607

Total Mortgage-Backed Securities		6,481,104

U.S. Government Agency Obligations (14.5%):
	Fannie Mae (3.7%):
1,750,000	4.88%, 5/18/12	1,872,806

	Federal Home Loan Bank (3.8%):
1,800,000	4.88%, 5/14/10	1,895,099

	Freddie Mac (7.0%)
1,000,000	6.63%, 9/15/09 (L)	1,062,129
1,500,000	6.88%, 9/15/10 (L)	1,655,519
750,000	4.75%, 1/18/11	792,031

		3,509,679

Total U.S. Government Agency Obligations		7,277,584

Schedule of Portfolio Investments
March 31, 2008
Short-Intermediate Bond Fund (concluded)

Shares or
Principal	Security
Amount	Description	Value
U.S. Treasury Obligations (37.4%):
	U.S. Treasury Notes (37.4%)
$1,000,000	4.88%, 4/30/08	$1,002,656
4,050,000	4.00%, 4/15/10 (L)	4,241,743
4,600,000	4.50%, 11/15/10 (L)	4,932,783
2,520,000	4.50%, 9/30/11 (L)	2,731,050
5,450,000	4.25%, 9/30/12 (L)	5,889,832

	Total U.S. Treasury Obligations	18,798,064

	Investment Companies (5.5%):
1,025,926	Federated Trust U.S. Treasury Obligations Fund	1,025,926
1,767,230	Goldman Sachs Financial Square Funds, Treasury Obligations Fund	1,767,230

Total Investment Companies		2,793,156

Pool Of Investments Held As Collateral For Loaned Securities (20.0%):
10,073,491	Securities Lending Quality Trust	10,073,491

Total Pool Of Investments Held As Collateral For Loaned Securities		10,073,491

Total Investments (Cost $59,411,658) — 120.5%		60,595,165
Liabilities in excess of other assets — (20.5)%		(10,296,181)

NET ASSETS — 100.0%		$50,298,984

(a)	Variable rate securities. The rate reflected is the rate in effect at March 31, 2008.

(b)	Security exempt from registration under Rule 144a of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified buyers. This security has been deemed liquid by the Investment Advisor based on procedures approved by the Board of Directors.

(L)	All or a portion of security is on loan.
See accompanying notes to financial statements.

ANNUAL REPORT
First Focus FundsSM
Schedule of Portfolio Investments
March 31, 2008
Income Fund

Principal	Security
Amount	Description	Value
Asset-Backed Securities (6.1%):
$1,075,000	Countrywide Asset-Backed Certificates, 3.85%, 5/25/37 (a)(b)	$691,830
916,591	Preferred Term Securities XXI Ltd., 5.71%, 3/22/38(b)	821,494
1,239,794	Residential Asset Mortgage Products, Inc., 4.02%, 3/25/33	1,118,309
913,624	Structured Asset Securities Corp., 5.30%, 9/25/33 (a)	944,400

Total Asset-Backed Securities		3,576,033

Commercial Mortgage Backed Securities (14.1%):
1,348,000	Banc of America Commercial Mortgage, Inc., 5.35%, 9/10/47 (a)	1,341,111
1,000,000	Bear Stearns Commercial Mortgage Securities, 5.53%, 9/11/41	978,787
1,051,000	Commercial Mortgage Asset Trust, 7.64%, 11/17/32	1,164,721
900,000	First Union National Bank Commercial Mortgage, 8.08%, 10/15/32 (a)(b)	982,830
635,000	First Union National Bank Commercial Mortgage, 6.67%, 12/12/33	656,133
1,025,000	J.P. Morgan Chase Commercial Mortgage Securities, 5.16%, 10/12/37	1,020,964
925,000	LB-UBS Commercial Mortgage Trust, 6.36%, 12/15/28	947,524
1,234,000	LB-UBS Commercial Mortgage Trust, 6.30%, 11/15/33	1,261,658

Total Commercial Mortgage Backed Securities		8,353,728

Corporate Bonds (16.4%):
	Banks (1.4%):
675,000	USB Capital IX, 6.19%, 4/15/49	501,187
375,000	Wachovia Bank NA, 6.60%, 1/15/38	347,446

		848,633

	Computers (2.3%):
660,000	Cisco Systems, Inc., 5.50%, 2/22/16	682,841
625,000	Hewlett-Packard Co., 6.50%, 7/1/12	682,333

		1,365,174

	Financial Services (6.3%):
605,000	American Express Co., 6.80%, 9/1/66	568,839
700,000	CIT Group, Inc., 4.00%, 5/8/08 (L)	687,305
690,000	General Electric Capital Corp., 4.88%, 3/4/15 (L)	688,591
650,000	HSBC Finance Corp., 6.75%, 5/15/11	674,309
365,000	Merrill Lynch & Co., 5.00%, 1/15/15	339,193
350,000	Morgan Stanley, 4.75%, 4/1/14 (L)	324,899
553,000	UBS Preferred Funding Trust, 6.24%, 5/29/49	462,517

		3,745,653

	Insurance (2.0%):
590,000	Chubb Corp., 6.80%, 11/15/31	583,111
515,000	General Reinsurance Corp., 9.00%, 9/12/09	564,008

		1,147,119

	Office Automation & Equipment (1.1%):
675,000	Pitney Bowes, Inc., 5.25%, 1/15/37	668,057

	Oil & Gas Exploration Services (1.1%):
510,000	Tosco Corp., 8.13%, 2/15/30	641,709

	Utilities (2.2%):
590,000	Laclede Gas Co., 6.50%, 11/15/10	632,700
80,000	Laclede Gas Co., 6.50%, 10/15/12	87,460
565,000	Union Electric, 6.75%, 5/1/08	566,075

		1,286,235

Total Corporate Bonds		9,702,580

Mortgage-Backed Securities (35.1%):
	Fannie Mae (7.3%):
995,774	5.50%, 11/1/16	1,017,370
214,139	4.50%, 12/1/18	214,025
1,315,000	4.00%, 2/25/19	1,270,546
1,270,660	7.50%, 8/1/22	1,390,421
386,116	5.00%, 8/1/34	382,493

		4,274,855

Schedule of Portfolio Investments
March 31, 2008
Income Fund (concluded)

Principal	Security
Amount	Description	Value
Mortgage-Backed Securities (continued):
	Freddie Mac (27.8%):
$1,062,237	5.00%, 12/15/15	$1,093,023
2,485,000	4.00%, 1/15/17	2,492,200
646,501	4.50%, 1/15/17	648,475
1,056,072	5.00%, 5/1/18	1,072,334
1,090,000	4.50%, 4/15/19	1,091,970
2,009,000	4.50%, 6/15/21	1,945,089
834,183	4.25%, 4/15/22	835,885
2,040,000	5.00%, 4/15/28	2,083,162
2,030,000	5.00%, 2/15/29	2,058,153
2,025,000	5.00%, 3/15/34	1,961,284
1,187,424	5.50%, 11/15/35	1,197,947

		16,479,522

Total Mortgage-Backed Securities		20,754,377

U.S. Government Agency Obligations (6.1%):
	Fannie Mae (0.9%):
525,000	5.13%, 4/15/11 (L)	559,975

	Federal Home Loan Bank (2.4%):
1,400,000	3.88%, 6/14/13	1,433,624

	Freddie Mac (2.8%):
1,565,000	4.50%, 1/15/15 (L)	1,639,422

Total U.S. Government Agency Obligations		3,633,021

U.S. Treasury Obligations (18.2%):
	U.S. Treasury Bonds (5.3%):
1,750,000	8.88%, 2/15/19 (L)	2,544,062
500,000	5.50%, 8/15/28 (L)	579,687

		3,123,749

	U.S. Treasury Notes (12.9%):
1,325,000	3.88%, 9/15/10 (L)	1,396,012
200,000	4.50%, 2/28/11 (L)	215,516
1,400,000	4.25%, 8/15/13 (L)	1,524,032
300,000	4.75%, 5/15/14 (L)	336,773
1,800,000	4.00%, 2/15/15 (L)	1,935,562
700,000	4.50%, 11/15/15 (L)	773,555
1,300,000	4.63%, 2/15/17 (L)	1,427,867

		7,609,317

Total U.S. Treasury Obligations		10,733,066

	Security
Shares	Description	Value
Investment Companies (3.5%):
2,065,326	Goldman Sachs Financial Square Funds, Treasury Obligations Fund	$2,065,326

Total Investment Companies		2,065,326

Pool Of Investments Held As Collateral For Loaned Securities (22.4%):
13,223,371	Securities Lending Quality Trust	13,223,371

Total Pool Of Investments Held As Collateral For Loaned Securities		13,223,371

Total Investments (Cost $71,157,691) — 121.9%		72,041,502
Liabilities in excess of other assets — (21.9)%		(12,924,180)

NET ASSETS — 100.0%		$59,117,322

(a)	Variable rate securities. The rate reflected is the rate in effect at March 31, 2008.

(b)	Security exempt from registration under Rule 144a of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified buyers. This security has been deemed liquid by the Investment Advisor based on procedures approved by the Board of Directors.

(L)	All or a portion of security is on loan.
See accompanying notes to financial statements.

ANNUAL REPORT
First Focus FundsSM
Schedule of Portfolio Investments
March 31, 2008
Balanced Fund

	Security
Shares	Description	Value
Common Stocks (45.7%):
	Aerospace & Defense (0.7%):
2,000	Alliant Techsystems, Inc.(a)(L)	$207,060

	Biotechnology (0.9%):
4,500	Biogen Idec, Inc.(a)(L)	277,605

	Chemicals (2.4%):
2,000	Potash Corp. of Saskatchewan, Inc.	310,420
2,500	Praxair, Inc.(L)	210,575
4,000	Sigma-Aldrich Corp.(L)	238,600

		759,595

	Communications (1.0%):
3,000	L-3 Communications Holdings, Inc.	328,020

	Environmental Services (1.0%):
10,500	Waste Connections, Inc.(a)(L)	322,770

	Financial Services (1.2%):
4,000	Affiliated Managers Group, Inc. (a)(L)	362,960

	Food & Beverage (4.1%):
14,000	Safeway, Inc.	410,900
11,000	The Hain Celestial Group, Inc.(a)	324,500
6,000	The Pepsi Bottling Group, Inc.(L)	203,460
19,000	United Natural Foods, Inc.(a)(L)	355,490

		1,294,350

	Health Care Services (0.7%):
6,000	Cerner Corp.(a)(L)	223,680

	Household Products (0.9%):
5,000	Church & Dwight Co., Inc.(L)	271,200

	Industrial (2.8%):
4,500	AGCO Corp.(a)(L)	269,460
6,000	Peabody Energy Corp.(L)	306,000
6,000	Snap-on, Inc.(L)	305,100

		880,560

	Information Technology Services (2.0%):
10,000	Cognizant Technology Solutions Corp.(a)(L)	288,300
3,000	FactSet Research Systems, Inc.(L)	161,610
4,000	FISERV, Inc.(a)	192,360

		642,270

	Insurance (4.6%):
6,000	AFLAC, Inc.	389,700
3,500	Everest Re Group Ltd.	313,355
17,500	HCC Insurance Holdings, Inc.	397,075
4,000	UnitedHealth Group, Inc.	137,440
8,000	W.R. Berkley Corp.	221,520

		1,459,090

	Internet Security (0.9%):
17,000	Symantec Corp.(a)(L)	282,540

	Manufacturing — Diversified (1.9%):
2,000	Danaher Corp.	152,060
2,500	Eaton Corp.	199,175
4,000	Joy Global, Inc.(L)	260,640

		611,875

	Media (0.5%):
8,000	News Corp., Class A	150,000

	Medical Products (2.4%):
3,500	Charles River Laboratories International, Inc.(a)(L)	206,290
14,000	PSS World Medical, Inc.(a)(L)	233,240
2,500	Stryker Corp.(L)	162,625
5,000	VCA Antech, Inc.(a)	136,750

		738,905

	Medical Services (1.0%):
7,000	West Pharmaceutical Services, Inc.	309,610

	Oil & Gas Exploration Services (4.1%):
1,500	Apache Corp.	181,230
3,000	Forest Oil Corp.(a)(L)	146,880
10,000	Helix Energy Solutions Group, Inc.(a)(L)	315,000
2,000	Noble Energy, Inc.	145,600
2,000	Occidental Petroleum Corp.	146,340
6,000	Rowan Cos., Inc.	247,080
2,000	Valero Energy Corp.	98,220

		1,280,350

	Petroleum Refining (1.1%):
6,000	Tidewater, Inc.	330,660

	Pharmaceuticals (2.6%):
8,000	Forest Laboratories, Inc.(a)	320,080
10,000	HealthExtras, Inc.(a)(L)	248,400
6,000	Pharmaceutical Product Development, Inc.	251,400

		819,880

	Restaurants (0.6%):
5,000	Yum! Brands, Inc.	186,050

	Retail (1.4%):
10,000	Jos. A. Bank Clothiers, Inc.(a)(L)	205,000
6,000	Walgreen Co.	228,540

		433,540

Schedule of Portfolio Investments
March 31, 2008
Balanced Fund (concluded)

Shares or
Principal	Security
Amount	Description	Value
Common Stocks (continued):
	Software (2.5%):
$10,000	Adobe Systems, Inc.(a)	$355,900
5,000	Citrix Systems, Inc.(a)(L)	146,650
12,000	Jack Henry & Associates, Inc.(L)	296,040

		798,590

	Telecommunications (1.0%):
5,000	Anixter International, Inc.(a)(L)	320,200

	Textile — Apparel (1.3%):
8,000	Coach, Inc.(a)	241,200
4,000	Guess?, Inc.	161,880

		403,080

	Utilities (2.1%):
12,000	MDU Resources Group, Inc.(L)	294,600
15,000	Southern Union Co.	349,050

		643,650

Total Common Stocks		14,338,090

Preferred Stocks (6.9%):
	Diversified Financial Services (5.1%):
26,500	Citigroup Capital VIII, 6.95%	579,025
25,000	Morgan Stanley Capital Trust VI, 6.60%	537,500
20,000	Wachovia Preferred Funding Corp., 7.25%	473,600

		1,590,125

	Insurance (1.8%):
28,000	AEGON NV, 6.38%	568,400

Total Preferred Stocks		2,158,525

Corporate Bonds (4.6%):
	Financial Services (3.1%):
600,000	American General Financial Services, 6.90%, 12/15/17	586,364
400,000	International Lease Finance Corp., 6.38%, 3/25/13	399,692

		986,056

	Retail (1.5%):
500,000	Home Depot, Inc., 5.40%, 3/1/16	469,972

Total Corporate Bonds		1,456,028

U.S. Government Agency Obligations (10.3%):
	Fannie Mae (0.5%):
125,000	7.25%, 1/15/10 (L)	135,829

	Federal Farm Credit Bank (1.3%):
400,000	5.38%, 3/20/14	410,152

	Federal Home Loan Bank (3.7%)
750,000	4.63%, 11/21/08	760,916
400,000	4.20%, 6/26/13	401,644

		1,162,560

	Freddie Mac (4.8%)
750,000	5.13%, 10/15/08 (L)	761,661
750,000	5.60%, 9/26/13	760,965

		1,522,626

Total U.S. Government Agency Obligations		3,231,167

U.S. Treasury Obligations (20.4%):
	U.S. Treasury Notes (20.4%)
5,000,000	5.63%, 5/15/08 (L)	5,025,390
750,000	5.00%, 7/31/08 (L)	758,848
550,000	4.88%, 2/15/12 (L)	606,676

Total U.S. Treasury Obligations		6,390,914

Investment Companies (11.2%):
3,524,711	Goldman Sachs Financial Square Funds, Treasury Obligations Fund	3,524,711

Total Investment Companies		3,524,711

Pool Of Investments Held As Collateral For Loaned Securities (28.4%):
8,920,077	Securities Lending Quality Trust	8,920,077

Total Pool Of Investments Held As Collateral For Loaned Securities		8,920,077

Total Investments (Cost $37,257,867) — 127.5%		40,019,512
Liabilities in excess of other assets — (27.5)%		(8,643,108)

NET ASSETS — 100.0%		$31,376,404

(a)	Non-income producing securities.

(L)	All or a portion of security is on loan.
See accompanying notes to financial statements.

ANNUAL REPORT
First Focus FundsSM
Schedule of Portfolio Investments
March 31, 2008
Core Equity Fund

	Security
Shares	Description	Value
Common Stocks (95.3%):
	Advertising (1.7%):
36,300	Omnicom Group, Inc.	$1,603,734

	Banks (5.9%):
46,800	Bank of America Corp.	1,774,188
49,000	BB&T Corp.(L)	1,570,940
52,900	J.P. Morgan Chase & Co.	2,272,055

		5,617,183

	Biotechnology (1.8%):
21,900	Genentech, Inc.(a)	1,777,842

	Broadcasting (3.1%):
152,900	Comcast Corp., Class A(L)	2,957,086

	Chemicals-Specialty (2.5%):
25,700	Air Products & Chemicals, Inc.(L)	2,364,400

	Communications (1.4%):
34,000	AT&T, Inc.	1,302,200

	Computers (5.4%):
54,900	Hewlett-Packard Co.	2,506,734
22,800	International Business Machines Corp.	2,625,192

		5,131,926

	Consumer Durables (0.8%):
10,700	Mohawk Industries, Inc.(a)(L)	766,227

	Diversified Manufacturing (7.7%):
48,200	3M Co.	3,815,031
96,300	General Electric Co.	3,564,063

		7,379,094

	Electrical Equipment (2.4%):
45,000	Emerson Electric Co.	2,315,700

	Energy (1.6%):
30,800	Peabody Energy Corp.(L)	1,570,800

	Financial Services (4.4%):
25,300	Capital One Financial Corp.(L)	1,245,266
27,500	Merrill Lynch & Co., Inc.(L)	1,120,350
52,900	Moody’s Corp.(L)	1,842,507

		4,208,123

	Food & Beverage (6.1%):
52,600	H.J. Heinz Co.	2,470,622
46,700	PepsiCo, Inc.	3,371,740

		5,842,362

	Household Products (3.5%):
27,300	Kimberly-Clark Corp.	1,762,215
22,100	Procter & Gamble Co.	1,548,547

		3,310,762

	Housing (1.6%):
96,000	D.R. Horton, Inc.(L)	1,512,000

	Information Technology Services (3.1%):
33,700	FISERV, Inc.(a)	1,620,633
65,200	Western Union Co.	1,386,804

		3,007,437

	Insurance (7.9%):
42,100	AFLAC, Inc.	2,734,395
58,600	American International Group, Inc.(L)	2,534,450
47,300	Chubb Corp.(L)	2,340,404

		7,609,249

	Machinery (1.6%):
35,100	Ingersoll Rand Company Ltd., Class A(L)	1,564,758

	Medical Services (4.2%):
41,600	Cardinal Health, Inc.(L)	2,184,416
37,600	Medtronic, Inc.	1,818,712

		4,003,128

	Oil & Gas Exploration Services (1.8%):
12,900	Transocean, Inc.(a)	1,744,080

	Oil Comp-Integrated (7.7%):
41,800	ChevronTexaco Corp.	3,568,048
13,800	ConocoPhillips	1,051,698
32,400	Exxon Mobil Corp.	2,740,392

		7,360,138

	Pharmaceuticals (5.7%):
56,200	Abbott Laboratories	3,099,430
29,100	Eli Lilly & Co.	1,501,269
42,300	Pfizer, Inc.	885,339

		5,486,038

	Printing & Publishing (0.8%):
26,700	Gannett Co., Inc.(L)	775,635

	Retail (2.7%):
27,800	Kohl’s Corp.(a)	1,192,342
36,400	Walgreen Co.(L)	1,386,476

		2,578,818

Schedule of Portfolio Investments
March 31, 2008
Core Equity Fund (concluded)

	Security
Shares	Description	Value
Common Stocks (continued):
	Semiconductors (2.0%):
67,800	Texas Instruments, Inc.	$1,916,706

	Software (2.8%):
96,100	Microsoft Corp.	2,727,318

	Telecommunications (2.4%):
94,500	Cisco Systems, Inc.(a)	2,276,505

	Utilities (2.7%):
72,225	Southern Co.(L)	2,571,932

Total Common Stocks		91,281,181

Investment Companies (4.5%):
2,040,252	Federated Trust U.S. Treasury Obligations Fund	2,040,252
2,240,867	Goldman Sachs Financial Square Funds, Treasury Obligations Fund	2,240,867

Total Investment Companies		4,281,119

Pool Of Investments Held As Collateral For Loaned Securities (21.9%):
20,952,352	Securities Lending Quality Trust	20,952,352

Total Pool Of Investments Held As Collateral For Loaned Securities		20,952,352

Total Investments (Cost $97,771,224) — 121.7%		116,514,652
Liabilities in excess of other assets — (21.7)%		(20,769,011)

NET ASSETS — 100.0%		$95,745,641

(a)	Non-income producing securities.

(L)	All or a portion of security is on loan.
See accompanying notes to financial statements.

ANNUAL REPORT
First Focus FundsSM
Schedule of Portfolio Investments
March 31, 2008
Large Cap Growth Fund

	Security
Shares	Description	Value
Common Stocks (97.5%):
	Air Courier Services (2.6%):
6,500	Fedex Corp.(L)	$602,355

	Chemicals (4.7%):
13,000	Praxair, Inc.	1,094,990

	Commercial Services (2.1%):
17,500	Cintas Corp.(L)	499,450

	Computers (7.2%):
35,000	Dell, Inc.(a)(L)	697,200
35,000	Microsoft Corp.(L)	993,300

		1,690,500

	Diversified Manufacturing (7.2%):
9,700	3M Co.	767,755
14,500	Illinois Tool Works, Inc.(L)	699,335
5,250	Tyco International Ltd.(L)	231,263

		1,698,353

	Electrical Components & Equipment (2.8%):
12,250	Koninklijke (Royal) Philips Electronics NV	469,665
5,250	Tyco Electronics Ltd.	180,180

		649,845

	Financial Services (3.0%):
38,100	The Charles Schwab Corp.	717,423

	Food & Beverage (12.7%):
13,000	General Mills, Inc.	778,440
11,900	PepsiCo, Inc.	859,180
26,600	Safeway, Inc.	780,710
17,250	Whole Foods Market, Inc.(L)	568,732

		2,987,062

	Information Technology Services (8.0%):
16,000	eBay, Inc.(a)	477,440
14,000	FISERV, Inc.(a)	673,260
21,100	Paychex, Inc.	722,886

		1,873,586

	Insurance (2.5%):
17,250	UnitedHealth Group, Inc.(L)	592,710

	Medical Services (17.2%):
11,000	Amgen, Inc.(a)	459,580
67,750	Boston Scientific Corp.(a)(L)	871,942
13,500	Eli Lilly & Co.(L)	696,465
11,050	Johnson & Johnson	716,814
14,400	Medtronic, Inc.	696,528
6,500	Roche Holding AG — SP ADR	614,150

		4,055,479

	Oil-Field Services (8.5%):
11,800	Schlumberger Ltd.	1,026,600
10,000	Suncor Energy, Inc.	963,500

		1,990,100

	Restaurants (1.7%):
23,000	Starbucks Corp.(a)(L)	402,500

	Retail (7.6%):
18,800	Family Dollar Stores, Inc.(L)	366,600
31,150	Staples, Inc.	688,726
14,400	Target Corp.	729,792

		1,785,118

	Semiconductors (5.1%):
27,600	Intel Corp.	584,568
19,700	Linear Technology Corp.(L)	604,593

		1,189,161

	Telecommunications (4.6%):
45,000	Cisco Systems, Inc.(a)(L)	1,084,050

Total Common Stocks		22,912,682

Investment Companies (2.6%):
605,414	Goldman Sachs Financial Square Funds, Prime Obligations Fund	605,414

Total Investment Companies		605,414

Pool Of Investments Held As Collateral For Loaned Securities (27.4%):
$6,430,806	Securities Lending Quality Trust	6,430,806

Total Pool Of Investments Held As Collateral For Loaned Securities		6,430,806

Total Investments (Cost $32,370,053) — 127.5%		29,948,902
Liabilities in excess of other assets — (27.5)%		(6,440,156)

NET ASSETS — 100.0%		$23,508,746

(a)	Non-income producing securities.

(L)	All or a portion of security is on loan.

ADR	American Depositary Receipt
See accompanying notes to financial statements.

This page is intentionally left blank.

ANNUAL REPORT
First Focus FundsSM
Schedule of Portfolio Investments
March 31, 2008
Growth Opportunities Fund

	Security
Shares	Description	Value
Common Stocks (77.9%):
	Aerospace & Defense (1.8%):
12,000	Alliant Techsystems, Inc.(a)(L)	$1,242,360

	Biotechnology (2.2%):
25,000	Biogen Idec, Inc.(a)(L)	1,542,250

	Chemicals (2.6%):
30,000	Sigma-Aldrich Corp.(L)	1,789,500

	Communications (3.0%):
19,000	L-3 Communications Holdings, Inc.(L)	2,077,460

	Environmental Services (1.5%):
33,000	Waste Connections, Inc.(a)(L)	1,014,420

	Financial Services (1.6%):
12,000	Affiliated Managers Group, Inc.(a)(L)	1,088,880

	Food & Beverage (6.8%):
50,000	Safeway, Inc.(L)	1,467,500
30,000	The Hain Celestial Group, Inc.(a)	885,000
25,000	The Pepsi Bottling Group, Inc.	847,750
79,000	United Natural Foods, Inc.(a)(L)	1,478,090

		4,678,340

	Health Care Services (1.6%):
30,000	Cerner Corp.(a)(L)	1,118,400

	Household Products (1.2%):
15,000	Church & Dwight Co., Inc.	813,600

	Industrial (4.4%):
17,000	AGCO Corp.(a)(L)	1,017,960
20,000	Peabody Energy Corp.(L)	1,020,000
20,000	Snap-on, Inc.	1,017,000

		3,054,960

	Information Technology Services (4.2%):
40,000	Cognizant Technology Solutions Corp.(a)	1,153,200
15,000	FactSet Research Systems, Inc.(L)	808,050
20,000	FISERV, Inc.(a)	961,800

		2,923,050

	Insurance (5.3%):
12,000	Everest Re Group Ltd.	1,074,360
65,000	HCC Insurance Holdings, Inc.(L)	1,474,850
40,000	W.R. Berkley Corp.(L)	1,107,600

		3,656,810

	Internet Security (1.9%):
80,000	Symantec Corp.(a)	1,329,600

	Manufacturing — Diversified (3.7%):
7,500	Eaton Corp.	597,525
30,000	Joy Global, Inc.	1,954,800

		2,552,325

	Medical Products (3.0%):
10,000	Charles River Laboratories International, Inc.(a)(L)	589,400
55,000	PSS World Medical, Inc.(a)(L)	916,300
20,000	VCA Antech, Inc.(a)(L)	547,000

		2,052,700

	Medical Services (1.6%):
25,000	West Pharmaceutical Services, Inc.(L)	1,105,750

	Oil & Gas Exploration Services (6.5%):
20,000	Forest Oil Corp.(a)	979,200
40,000	Helix Energy Solutions Group, Inc.(a)(L)	1,260,000
14,000	Noble Energy, Inc.	1,019,200
30,000	Rowan Cos., Inc.(L)	1,235,400

		4,493,800

	Petroleum Refining (1.6%):
20,000	Tidewater, Inc.(L)	1,102,200

	Pharmaceuticals (4.9%):
35,000	Forest Laboratories, Inc.(a)	1,400,350
30,000	HealthExtras, Inc.(a)	745,200
30,000	Pharmaceutical Product Development, Inc.	1,257,000

		3,402,550

	Restaurants (2.2%):
40,000	Yum! Brands, Inc.(L)	1,488,400

	Retail (1.8%):
20,000	Dick’s Sporting Goods, Inc.(a)(L)	535,600
36,250	Jos. A. Bank Clothiers, Inc.(a)(L)	743,125

		1,278,725

	Software (5.9%):
50,000	Adobe Systems, Inc.(a)	1,779,500
48,000	Citrix Systems, Inc.(a)(L)	1,407,840
35,000	Jack Henry & Associates, Inc.(L)	863,450

		4,050,790

	Telecommunications (1.8%):
20,000	Anixter International, Inc.(a)(L)	1,280,800

	Textile — Apparel (2.8%):
30,000	Coach, Inc.(a)	904,500
26,000	Guess?, Inc.(L)	1,052,220

		1,956,720

	Utilities (4.0%):
55,000	MDU Resources Group, Inc.(L)	1,350,250

Schedule of Portfolio Investments
March 31, 2008
Growth Opportunities Fund (concluded)

	Security
Shares	Description	Value
Common Stocks (continued):
	Utilities (continued):
60,000	Southern Union Co.(L)	$1,396,200

		2,746,450

Total Common Stocks		53,840,840

Investment Companies (21.0%):
14,520,738	Goldman Sachs Financial Square Funds, Treasury Obligations Fund	14,520,738

Total Investment Companies		14,520,738

Pool Of Investments Held As Collateral For Loaned Securities (28.8%):
19,907,693	Securities Lending Quality Trust	19,907,693

Total Pool Of Investments Held As Collateral For Loaned Securities		19,907,693

Total Investments (Cost $78,057,071) — 127.7%		88,269,271
Liabilities in excess of other assets — (27.7)%		(19,134,469)

NET ASSETS — 100.0%		$69,134,802

(a)	Non-income producing securities.

(L)	All or a portion of security is on loan.
See accompanying notes to financial statements.

ANNUAL REPORT
First Focus FundsSM
Schedule of Portfolio Investments
March 31, 2008
Small Company Fund

	Security
Shares	Description	Value
Common Stocks (95.3%):
	Aerospace & Defense (2.8%):
18,850	DRS Technologies, Inc.(L)	$1,098,578

	Automotive (2.2%):
20,200	Clarcor, Inc.(L)	718,110
11,800	Modine Manufacturing Co.(L)	170,982

		889,092

	Banks (11.8%):
23,950	Bancorpsouth, Inc.(L)	554,682
49,450	Bank Mutual Corp.(L)	531,093
16,100	Cullen/Frost Bankers, Inc.(L)	853,944
19,400	MB Financial, Inc.(L)	597,132
26,700	National Penn Bancshares, Inc.(L)	485,673
28,700	Texas Capital Bancshares, Inc.(a)(L)	484,456
15,550	United Bankshares, Inc.(L)	414,407
24,900	Wilmington Trust Corp.(L)	774,390

		4,695,777

	Broadcasting (0.3%):
14,545	Outdoor Channel Holdings, Inc.(a)(L)	106,906

	Chemicals (3.6%):
16,300	Albemarle Corp.(L)	595,276
22,600	Arch Chemicals, Inc.(L)	842,076

		1,437,352

	Commercial Services (1.1%):
14,700	Providence Service Corp.(a)(L)	441,000

	Computers (1.0%):
22,600	Avocent Corp.(a)(L)	381,940

	Diversified Manufacturing (3.3%):
34,000	Barnes Group, Inc.(L)	780,300
30,100	Worthington Industries, Inc.(L)	507,787

		1,288,087

	Educational Services (2.8%):
25,400	Bright Horizons Family Solutions, Inc.(a)(L)	1,093,216

	Electrical Components & Equipment (6.6%):
5,900	Anixter International, Inc.(a)(L)	377,836
77,800	Entegris, Inc.(a)(L)	559,382
8,100	Hubbell, Inc., Class B(L)	353,889
74,800	Kemet Corp.(a)(L)	302,192
17,900	Littlefuse, Inc.(a)(L)	625,963
15,500	Park Electrochemical Corp.(L)	400,675

		2,619,937

	Energy (8.9%):
20,300	Encore Acquisition Co.(a)(L)	817,684
11,800	Foundation Coal Holdings, Inc.	593,894
31,200	St. Mary Land & Exploration Co.(L)	1,201,200
16,600	Tidewater, Inc.(L)	914,826

		3,527,604

	Engineering Services (1.2%):
25,300	Tetra Tech, Inc.(a)(L)	493,603

	Financial Services (1.0%):
23,600	Calamos Asset Management, Inc., Class A(L)	384,208

	Food & Beverage (5.2%):
25,050	Corn Products International, Inc.(L)	930,357
10,700	Lance, Inc.(L)	209,720
19,900	Sensient Technologies Corp.(L)	586,851
9,250	Weis Markets, Inc.	318,847

		2,045,775

	Household Products (1.7%):
12,100	Church & Dwight Co., Inc.(L)	656,304

	Housing (2.0%):
24,000	The Ryland Group, Inc.(L)	789,360

	Information Technology Services (1.7%):
8,800	CACI International, Inc., Class A(a)	400,840
10,200	Syntel, Inc.(L)	271,830

		672,670

	Insurance (3.7%):
19,200	Arthur J. Gallagher & Co.(L)	453,504
19,100	Assured Guaranty Ltd.(L)	453,434
22,800	Selective Insurance Group, Inc.(L)	544,464

		1,451,402

	Machinery (2.5%):
25,050	Tennant Co.(L)	997,241

	Medical Products (1.7%):
15,600	West Pharmaceutical Services, Inc.(L)	689,988

	Medical Services (5.5%):
10,200	Datascope Corp.(L)	422,586
14,000	Edwards Lifesciences Corp.(a) (L)	623,700
36,800	Odyssey Healthcare, Inc.(a)(L)	331,200
30,100	Steris Corp.(L)	807,583

		2,185,069

Schedule of Portfolio Investments
March 31, 2008
Small Company Fund (concluded)

	Security
Shares	Description	Value
Common Stocks (continued):
	Pharmaceuticals (1.2%):
19,800	K-V Pharmaceutical Co., Class A(a)(L)	$494,208

	Printing & Publishing (0.1%):
85,000	Journal Register Co.(L)	46,750

	Real Estate Investment Trusts (1.5%):
7,900	Home Properties of New York, Inc.(L)	379,121
6,100	Mack-Cali Realty Corp.(L)	217,831

		596,952

	Retail (9.4%):
43,100	Ann Taylor Stores Corp.(a)	1,042,158
29,300	Casey’s General Stores, Inc.(L)	662,180
15,000	Columbia Sportswear Co.(L)	660,450
17,900	Foot Locker, Inc.	210,683
37,800	Hot Topic, Inc.(a)(L)	162,918
25,100	Tractor Supply Co.(a)(L)	991,952

		3,730,341

	Semiconductors (2.0%):
35,000	Microsemi Corp.(a)(L)	798,000

	Software (2.5%):
16,100	ACI Worldwide, Inc.(a)(L)	320,712
20,200	Micros Systems, Inc.(a)(L)	679,932

		1,000,644

	Transportation (2.0%):
42,750	Werner Enterprises, Inc.(L)	793,440

	Utilities (6.0%):
20,500	IDACORP, Inc.(L)	658,255
17,900	Integrys Energy Group, Inc.(L)	834,856
10,900	OGE Energy Corp.(L)	339,753
24,400	Westar Energy, Inc.	555,588

		2,388,452

Total Common Stocks		37,793,896

Exchange Traded Funds (1.9%):
	United States (1.9%):
10,800	iShares Russell 2000(L)	739,908

Total Exchange Traded Funds		739,908

Investment Companies (2.8%):
1,131,003	Goldman Sachs Financial Square Funds, Treasury Obligations Fund	1,131,003

Total Investment Companies		1,131,003

Pool Of Investments Held As Collateral For Loaned Securities (44.0%):
17,457,208	Securities Lending Quality Trust	17,457,208

Total Pool Of Investments Held As Collateral For Loaned Securities		17,457,208

Total Investments (Cost $50,144,811) — 144.0%		57,122,015
Liabilities in excess of other assets — (44.0)%		(17,445,653)

NET ASSETS — 100.0%		$39,676,362

(a)	Non-income producing securities.

(L)	All or a portion of security is on loan.
See accompanying notes to financial statements.

ANNUAL REPORT
First Focus FundsSM
Schedule of Portfolio Investments
March 31, 2008
International Equity Fund

	Security
Shares	Description	Value
Foreign Stock and Warrants (87.5%):
	Australia (2.7%):
38,162	BHP Billiton Ltd.	$1,248,647
11,092	Rio Tinto Ltd.	1,241,509

		2,490,156

	Austria (0.5%):
7,070	Erste Bank der oesterreichischen Sparkassen AG	458,149

	Belgium (1.9%):
25,847	Fortis	651,204
8,876	Fortis Strip VVPR(a)	140
3,927	Inbev	345,543
10,807	Telenet Group Holding NV(a)	239,181
10,105	Umicore	525,772

		1,761,840

	Bermuda (1.1%):
580,000	Fibrechem Technologies Ltd.	286,607
93,327	Hiscox Ltd.	443,087
68,000	VTech Holdings Ltd.	329,847

		1,059,541

	Brazil (0.8%):
26,700	Cemig SA	481,668
79,800	JHSF Participacoes SA	272,976

		754,644

	Cayman Islands (0.4%):
366,000	Chaoda Modern Agriculture (Holdings) Ltd.	415,738

	Denmark (0.4%):
11,110	Danske Bank	409,909

	Finland (1.0%):
29,745	Nokia OYJ	940,991

	France (7.6%):
29,426	Axa	1,067,933
11,943	BNP Paribas	1,204,537
4,693	Bouygues SA	298,114
6,264	Groupe DANONE	560,079
12,491	Groupe Steria SCA	410,142
8,142	Societe Generale	797,144
2,035	Societe Generale NV(a)	195,800
20,308	Total SA	1,508,025
1,228	Vallourec SA	298,088
5,676	Vinci SA	410,286
7,212	Zodiac SA	353,729

		7,103,877

	Germany (9.5%):
7,715	Allianz AG	1,531,868
4,718	BASF AG	637,835
7,570	Bayer AG	607,063
16,480	Commerzbank AG	518,748
5,461	Continental AG	560,954
7,770	Deutsche Bank AG	883,136
3,888	E.ON AG	725,467
4,900	Man AG	654,009
6,933	MorphoSys AG(a)	431,103
2,780	Porsche AG	509,903
7,848	Siemens AG	857,188
5,268	Software AG	402,083
32,194	Wirecard AG(a)	564,629

		8,883,986

	Greece (1.1%):
23,828	Intralot SA Integrated Lottery	426,555
23,806	Mytilineos Holdings SA	288,617
6,386	National Bank of Greece SA	336,906

		1,052,078

	Hong Kong (1.7%):
828,000	Alco Holdings Ltd.(b)	272,368
1,696,000	Champion Technology Holdings Ltd.	287,665
333,600	Champion Technology Holdings(a)	—^
526,857	Cheuk Nang Holdings Ltd.(b)	372,342
346,000	Chow Sang Sang Holdings International Ltd.	357,897
1,232,000	Victory City International Holdings Ltd.	345,107

		1,635,379

	Ireland (1.6%):
37,710	Anglo Irish Bank Corp. PLC	505,999
51,290	CPL Resources PLC	323,867
17,408	Irish Life & Permanent PLC	340,207
13,400	Ryanair Holdings ADR(a)	378,952

		1,549,025

	Italy (1.8%):
115,071	Banca Intesa SPA	757,488
134,158	Unicredito Italiano SPA	897,959

		1,655,447

	Japan (10.5%):
18,300	CANON, Inc.	842,836
27,200	Honda Motor Co. Ltd.	776,480
20,100	Hoya Corp.	471,945
6,400	IBIDEN Co. Ltd.	251,736
15,600	KOMATSU Ltd.	432,812
5,500	Kurita Water Industries Ltd.	202,539
16,600	Leopalace21 Corp.	268,338
93,000	Marubeni Corp.	677,483
69,400	Mitsubishi Tokyo Financial Group, Inc.	598,876
32,000	Mitsui O.S.K. Lines Ltd.	386,915
108	Mizuho Financial Group, Inc.	395,545
11,200	Murata Manufacturing Co. Ltd.	556,291
1,600	Nintendo Co. Ltd.	825,206
3,860	Orix Corp.	526,751

Schedule of Portfolio Investments
March 31, 2008
International Equity Fund

	Security
Shares	Description	Value
Foreign Stock and Warrants (continued):
	Japan (continued):
68	Sumitomo Mitsui Financial Group, Inc.	$447,602
19,200	Tokyo Seimitsu Co. Ltd.	352,559
30,600	Toyota Motor Corp.	1,526,008
16,400	Yamaha Motor Co. Ltd.	301,802

		9,841,724

	Luxembourg (0.5%):
12,106	Espirito Santo Financial Group SA	320,867
1,800	Millicom International Cellular SA(a)	170,190

		491,057

	Malaysia (1.3%):
719,700	Evergreen Fibreboard Berhad	290,401
175,500	IOI Corp. Berhad	389,756
837,100	TA Enterprise Berhad	306,352
338,600	Uchi Technologies Berhad	195,937

		1,182,446

	Mexico (0.3%):
4,900	America Movil — ADR, Series L	312,081

	Netherlands (2.1%):
26,068	ING Groep NV	976,105
6,637	Nutreco Holding NV	510,240
9,954	Smartrac NV(a)	477,689

		1,964,034

	Norway (2.4%):
21,200	DnB NOR ASA	321,938
30,100	Norsk Hydro ASA	438,760
32,700	Prosafe ASA	513,919
20,153	Statoil ASA	604,158
5,700	Yara International ASA	329,774

		2,208,549

	Philippines (0.2%):
10,655,000	Fil-Estate Land, Inc.(a)(b)	168,398

	Portugal (0.3%):
63,083	Banif SGPS SA	280,825

	Russian Federation (0.5%):
9,250	OAO Gazprom — SP ADR	471,750

	Singapore (2.7%):
1,301,000	Asia Enterprises Holding Ltd.(b)	363,989
676,000	ASL Marine Holdings Ltd.	496,156
848,500	CSE Global Ltd.	573,435
249,600	Ezra Holdings Ltd.	375,461
329,000	Tat Hong Holdings Ltd.	530,761
152,000	Wing Tai Holdings Ltd.	241,901

		2,581,703

	South Korea (2.4%):
8,491	Hana Financial Group, Inc.	347,324
1,759	Hyundai Mipo Dockyard Co. Ltd.	395,291
6,950	Kookmin Bank — ADR	389,548
6,641	Korea Polyol Co. Ltd.	400,432
7,190	LS Industrial Systems Co. Ltd.	442,975
2,619	SK Energy Co. Ltd.	269,809

		2,245,379

	Spain (0.4%):
4,710	Tecnicas Reunidas SA	356,817

	Sweden (2.8%):
12,800	Alfa Laval AB	777,912
27,600	Atlas Copco AB, Class B	433,283
6,900	Hennes & Mauritz AB	423,990
24,400	Sandvik AB	424,125
21,000	SSAB Svenskt Stal AB, Series B	539,141

		2,598,451

	Switzerland (6.2%):
25,437	ABB Ltd.	683,000
6,725	Compagnie Financiere Richemont SA, Class A	377,261
15,703	Credit Suisse Group	799,463
4,913	Holcim Ltd.	516,090
4,250	Kuehne & Nagel International AG	425,257
3,015	Nestle SA	1,506,893
25,675	UBS AG	746,279
2,544	Zurich Financial Services AG	801,325

		5,855,568

	Taiwan (1.8%):
56,588	Hon Hai Precision Industry Co. Ltd.	648,221
59,523	Taiwan Semiconductor Manufacturing Co. — ADR	611,301
255,256	Wistron Corp.	406,783

		1,666,305

	Thailand (0.4%):
519,900	Bank of Ayudhya Public Co. Ltd.(a)	381,623

	United Kingdom (20.6%):
32,217	Alliance & Leicester PLC	331,485
15,091	Anglo American PLC	906,784
67,743	Aviva PLC	830,101
98,566	Barclays PLC	886,044
49,602	BG Group PLC	1,148,682
104,425	Bodycote International PLC	387,504
180,119	BP PLC	1,830,034
82,994	Bradford & Bingley PLC	307,565
156,328	Cable & Wireless PLC	461,914
300,217	Charlemagne Capital Ltd.	238,301
56,446	Compass Group PLC	360,957
13,231	Expro International Group PLC	307,191
64,777	Halfords Group PLC	364,421
60,956	HBOS PLC	677,383
97,392	HSBC Holdings PLC	1,604,099
152,900	Legal & General Group PLC	383,517
41,836	Marks & Spencer Group PLC	321,493

ANNUAL REPORT
First Focus FundsSM
Schedule of Portfolio Investments
March 31, 2008
International Equity Fund

	Security
Shares	Description	Value
Foreign Stock and Warrants (continued):
	United Kingdom (continued):
25,833	Persimmon PLC	$392,162
39,230	Prudential PLC	518,079
9,764	Reckitt Benckiser Group PLC	540,776
69,577	Rolls-Royce Group PLC	556,417
145,518	Royal Bank of Scotland Group PLC	973,864
32,730	Royal Dutch Shell PLC	1,101,543
12,752	Scottish and Southern Energy PLC	355,284
16,170	Standard Chartered PLC	552,552
41,805	UMECO PLC	435,529
21,260	Unit 4 Agresso NV	597,725
20,685	Vedanta Resources PLC	860,353
352,206	Vodafone Group PLC	1,054,668

		19,286,427

Total Foreign Stock and Warrants		82,063,897

Exchange Traded Funds (11.4%):
	France (3.9%):
50,207	streetTRACKS MSCI Europe Health Care ETF Fund	3,702,100

	Ireland (0.5%):
14,276	iShares MSCI Turkey	435,699

	Singapore (0.4%):
49,800	iShares MSCI India(a)	360,054

	United States (6.6%):
188,392	iShares MSCI Japan Index Fund	2,330,409
43,100	iShares MSCI Malaysia Index Fund	510,735
34,008	iShares MSCI Spain Index Fund	2,088,431
49,214	iShares MSCI Taiwan Index Fund	780,042
4,865	streetTRACKS Gold Trust(a)	439,699

		6,149,316

Total Exchange Traded Funds		10,647,169

Mutual Funds (0.5%):
	United States (0.5%):
32,280	The Thai Capital Fund, Inc.	390,588

Total Mutual Funds		390,588

Total Investments (Cost $88,565,382) — 99.3%		93,101,654
Other assets in excess of liabilities — 0.7%		680,504

NET ASSETS — 100.0%		$93,782,158

(a)	Non-income producing securities.

(b)	The security has been deemed illiquid according to the policies and procedures adopted by the Board of Directors. The total value of illiquid securities represents 1.26% of net assets.

^	Value is zero.

ADR	American Depositary Receipt

SPA	Standby Purchase Agreement
See accompanying notes to financial statements.

Schedule of Portfolio Investments
March 31, 2008
International Equity Fund (concluded)
As of March 31, 2008, industry diversification of the Fund was as follows:

% of
Industry Diversification	Net Assets
Banks	19.4
Mutual Funds	11.8
Metals, Minerals, & Mining	6.7
Insurance	6.0
Diversified Manufacturing	5.3
Petroleum & Fuel Products	4.9
Electronics	4.7
Telephones & Telecommunications	4.4
Financial Services	3.9
Automotive	3.4
Industrial Machinery	2.9
Food, Beverage & Tobacco	2.6
Computers, Products & Services	2.5
Energy	1.9
Retail	1.6
Aerospace/Defense	1.4
Building & Construction	1.4
Real Estate	1.2
Gas Distribution	1.2
Chemicals	1.1
Circuit Boards	0.9
Toys	0.9
Agriculture	0.9
Water Treatment	0.8
Fertilzers	0.8
Transportation	0.8
Comglomerates	0.8
Distribution	0.7
Medical Products & Services	0.6
Tire & Rubber	0.6
Household Products	0.6
Entertainment	0.5
Engineering	0.4
Semi-Conductor	0.4
Brewery	0.4
Human Resources	0.3
Recreation	0.3
Crystal	0.3

99.3%

See accompanying notes to financial statements.

ANNUAL REPORT
First Focus FundsSM
Statements of Assets and Liabilities
March 31, 2008

	Short-Intermediate	Income
	Bond Fund	Fund

Assets:
Investments, at cost	$59,411,658	$71,157,691
Unrealized appreciation (depreciation) of investments	1,183,507	883,811

Investments, at value*	60,595,165	72,041,502
Foreign currency, at value (Cost $–, $–, $–, $–, $–, $–, $– and $177,851)	—	—
Interest and dividends receivable	455,384	417,650
Receivable for capital shares issued	142,833	122,007
Reclaims receivable	—	—
Receivable for investments sold	—	—
Prepaid expenses and other assets	26,807	39,922

Total Assets	61,220,189	72,621,081

Liabilities:
Distributions payable	100,925	131,548
Cash overdraft	—	—
Payable for investments purchased	619,500	—
Payable for capital shares redeemed	60,685	86,507
Payable for cash collateral received on securities loaned	10,073,491	13,223,371
Accrued expenses and other payables:
Investment advisory fees	8,634	3,677
Administration fees	799	778
Distribution fees	10,279	11,490
Chief compliance officer fees	1,346	341
Other fees	45,546	46,047

Total Liabilities	10,921,205	13,503,759

Net Assets	$50,298,984	$59,117,322

Composition of Net Assets:
Capital	$54,058,591	$60,868,208
Accumulated net investment income (loss)	(34,286)	250,978
Accumulated net realized gains (losses) on investment and foreign currency transactions	(4,908,828)	(2,885,675)
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	1,183,507	883,811

Net Assets	$50,298,984	$59,117,322

Shares of beneficial interest	5,325,127	6,098,910

Net asset value, offering and redemption price per share	$9.45	$9.69

*	Includes securities on loan of $9,872,793, $12,958,960, $8,724,541, $20,469,705, $6,272,521, $19,448,811, $16,994,048, and $–, respectively.
See accompanying notes to financial statements.

		Large Cap	Growth	Small
Balanced	Core	Growth	Opportunities	Company	International
Fund	Equity Fund	Fund	Fund	Fund	Equity Fund

$37,257,867	$97,771,224	$32,370,053	$78,057,071	$50,144,811	$88,565,382
2,761,645	18,743,428	(2,421,151)	10,212,200	6,977,204	4,536,272

40,019,512	116,514,652	29,948,902	88,269,271	57,122,015	93,101,654
—	—	—	—	—	178,511
183,722	135,748	53,333	52,530	30,320	496,083
57,210	180,299	144,666	141,182	62,617	189,774
—	—	—	—	—	82,088
206,308	264,974	—	859,618	—	825,130
6,162	25,269	—	—	22,217	28,326

40,472,914	117,120,942	30,146,901	89,322,601	57,237,169	94,901,566

—	—	—	—	—	—
—	—	—	—	—	451,992
—	221,164	151,554	—	—	469,217
125,458	48,873	6,430	160,862	35,293	19,467
8,920,077	20,952,352	6,430,806	19,907,693	17,457,208	—
15,911	48,117	6,850	35,061	23,040	58,835
432	1,290	1,053	1,033	532	1,287
6,630	20,049	4,893	14,609	8,229	19,612
737	4,181	3,240	3,230	2,101	1,936
27,265	79,275	33,329	65,311	34,404	97,062

9,096,510	21,375,301	6,638,155	20,187,799	17,560,807	1,119,408

$31,376,404	$95,745,641	$23,508,746	$69,134,802	$39,676,362	$93,782,158

$28,066,369	$75,663,269	$25,946,960	$53,383,293	$32,239,570	$88,731,444
3,455	61,200	3,380	—	2,105	95,348
544,935	1,277,744	(20,443)	5,539,309	457,483	407,000
2,761,645	18,743,428	(2,421,151)	10,212,200	6,977,204	4,548,366

$31,376,404	$95,745,641	$23,508,746	$69,134,802	$39,676,362	$93,782,158

2,538,153	10,984,116	2,733,454	5,253,074	2,535,169	7,255,142

$12.36	$8.72	$8.60	$13.16	$15.65	$12.93

ANNUAL REPORT
First Focus FundsSM
Statements of Operations
For the Year Ended March 31, 2008

	Short-Intermediate	Income
	Bond Fund	Fund

Investment Income:
Interest	$2,334,611	$3,218,561
Dividend	37,768	24,227
Foreign tax withholding	—	—
Income from securities lending	54,496	43,373

Total Income	2,426,875	3,286,161

Expenses:
Investment advisory fees	236,248	362,997
Administration fees	70,875	90,749
Shareholder service fees	118,124	151,248
Accounting fees	10,078	17,517
Custodian fees	14,175	18,150
Chief compliance officer fees	10,200	14,165
Director fees	1,986	2,932
Registration and filing fees	16,663	16,781
Transfer agent fees	28,576	33,718
Other fees	46,682	69,705

Total expenses before waivers	553,607	777,962

Expenses voluntarily reduced	(137,024)	(314,598)
Expenses reimbursed by Advisor*	(30,612)	(34,935)

Total Expenses	385,971	428,429

Net Investment Income (Loss)	2,040,904	2,857,732

Realized and Unrealized Gains (Losses) on Investments and Foreign Currency:
Net realized gains (losses) from investment and foreign currency transactions	(813,493)	(200,109)
Change in unrealized appreciation/depreciation on investments and translation of assets and liabilities in foreign currencies	1,042,014	622,073

Net realized and unrealized gains (losses) on investments and foreign currency	228,521	421,964

Change in net assets resulting from operations	$2,269,425	$3,279,696

*	See Note 8 in notes to financial statements.

(a)	For the period July 5, 2007, (commencement of operations) through March 31, 2008.
See accompanying notes to financial statements.

			Growth	Small
Balanced	Core Equity	Large Cap	Opportunities	Company	International
Fund	Fund	Growth Fund(a)	Fund	Fund	Equity Fund

$532,339	$103	$—	$24	$—	$—
321,556	2,124,054	154,276	687,936	708,047	2,642,025
—	—	—	—	—	(182,699)
27,250	22,871	10,823	52,598	37,044	—

881,145	2,147,028	165,099	740,558	745,091	2,459,326

253,163	784,346	74,177	543,529	369,300	979,522
50,633	156,870	13,027	108,706	65,171	146,929
84,388	261,449	20,605	181,176	108,617	244,880
8,745	11,207	3,249	9,201	8,755	44,051
10,126	31,374	553	21,741	13,034	63,669
7,597	26,495	4,632	17,673	10,919	22,791
1,502	4,819	2,435	3,254	1,894	4,445
30,768	27,369	26,455	45,368	23,897	27,229
29,550	41,173	16,070	33,837	30,738	49,939
32,065	109,607	39,946	61,454	42,171	102,747

508,537	1,454,709	201,149	1,025,939	674,496	1,686,202

(50,633)	(156,870)	(38,382)	(108,707)	(65,171)	(244,883)
(21,494)	(63,332)	—	(51,142)	(25,152)	(62,094)

436,410	1,234,507	162,767	866,090	584,173	1,379,225

444,735	912,521	2,332	(125,532)	160,918	1,080,101

4,266,772	8,106,813	(20,443)	10,448,144	3,352,220	7,214,570

(4,837,150)	(11,534,104)	(2,421,151)	(14,718,348)	(5,748,682)	(13,796,885)

(570,378)	(3,427,291)	(2,441,594)	(4,270,204)	(2,396,462)	(6,582,315)

$(125,643)	$(2,514,770)	$(2,439,262)	$(4,395,736)	$(2,235,544)	$(5,502,214)

ANNUAL REPORT
First Focus FundsSM
Statements of Changes in Net Assets

	Short-Intermediate		Income
	Bond Fund		Fund
	For The Year	For The Year	For The Year	For The Year
	Ended	Ended	Ended	Ended
	March 31, 2008	March 31, 2007	March 31, 2008	March 31, 2007

Operations:
Net investment income	$2,040,904	$2,008,714	$2,857,732	$2,561,250
Net realized loss from investment transactions	(813,493)	(448,750)	(200,109)	(165,773)
Change in unrealized appreciation/depreciation on investments	1,042,014	1,066,241	622,073	921,985

Change in net assets resulting from operations	2,269,425	2,626,205	3,279,696	3,317,462

Distributions to Shareholders:
From net investment income	(2,059,294)	(2,338,813)	(2,796,646)	(2,557,223)

Change in net assets from dividends to shareholders	(2,059,294)	(2,338,813)	(2,796,646)	(2,557,223)

Capital Transactions:
Proceeds from shares issued	11,067,919	9,796,224	16,322,085	23,863,194
Proceeds from dividends reinvested	699,704	708,571	1,115,228	1,172,667
Cost of shares redeemed	(8,984,727)	(24,477,928)	(23,749,520)	(14,894,944)

Change in net assets from capital transactions	2,782,896	(13,973,133)	(6,312,207)	10,140,917

Change in net assets	2,993,027	(13,685,741)	(5,829,157)	10,901,156

Net Assets:
Beginning of year	47,305,957	60,991,698	64,946,479	54,045,323

End of year	$50,298,984	$47,305,957	$59,117,322	$64,946,479

Accumulated net investment income (loss)	$(34,286)	$(458,093)	$250,978	$(15,072)

Share Transactions:
Shares issued	1,176,563	1,047,184	1,694,695	2,501,996
Shares reinvested	74,470	75,641	115,907	122,509
Shares redeemed	(956,135)	(2,617,753)	(2,455,089)	(1,557,931)

Change in shares	294,898	(1,494,928)	(644,487)	1,066,574

See accompanying notes to financial statements.

Statements of Changes in Net Assets

	Balanced Fund		Core Equity Fund
	For The Year	For The Year	For The Year	For The Year
	Ended	Ended	Ended	Ended
	March 31, 2008	March 31, 2007	March 31, 2008	March 31, 2007
Operations:
Net investment income	$444,735	$276,207	$912,521	$1,094,754
Net realized gains from investment transactions	4,266,772	1,455,048	8,106,813	14,261,815
Change in unrealized appreciation/depreciation on investments	(4,837,150)	(227,072)	(11,534,104)	(2,446,759)

Change in net assets resulting from operations	(125,643)	1,504,183	(2,514,770)	12,909,810

Distributions to Shareholders:
From net investment income	(441,280)	(279,134)	(903,871)	(1,112,221)
From net realized gains on investments	(4,828,138)	(40,715)	(12,416,302)	(13,021,417)

Change in net assets from dividends to shareholders	(5,269,418)	(319,849)	(13,320,173)	(14,133,638)

Capital Transactions:
Proceeds from shares issued	6,123,005	6,622,388	18,024,849	18,507,101
Proceeds from dividends reinvested	5,250,211	318,790	9,452,433	10,363,259
Cost of shares redeemed	(8,260,684)	(7,984,202)	(24,476,390)	(20,454,231)

Change in net assets from capital transactions	3,112,532	(1,043,024)	3,000,892	8,416,129

Change in net assets	(2,282,529)	141,310	(12,834,051)	7,192,301

Net Assets:
Beginning of year	33,658,933	33,517,623	108,579,692	101,387,391

End of year	$31,376,404	$33,658,933	$95,745,641	$108,579,692

Accumulated net investment income	$3,455	$—	$61,200	$—

Share Transactions:
Shares issued	426,463	468,941	1,843,818	1,732,394
Shares reinvested	401,110	22,364	993,337	1,006,164
Shares redeemed	(581,470)	(568,966)	(2,361,359)	(1,930,898)

Change in shares	246,103	(77,661)	475,796	807,660

See accompanying notes to financial statements.

ANNUAL REPORT
First Focus FundsSM
Statements of Changes in Net Assets

	Large Cap	Growth Opportunities
	Growth Fund	Fund
	For The Period	For The Year	For The Year
	Ended	Ended	Ended
	March 31, 2008 (a)	March 31, 2008	March 31, 2007
Operations:
Net investment income (loss)	$2,332	$(125,532)	$(107,106)
Net realized gains (losses) from investment transactions	(20,443)	10,448,144	5,128,963
Change in unrealized appreciation/depreciation on investments	(2,421,151)	(14,718,348)	(1,732,256)

Change in net assets resulting from operations	(2,439,262)	(4,395,736)	3,289,601

Distributions to Shareholders:
From net investment income	—	(265,296)	(380)
From net realized gains on investments	—	(6,705,753)	(7,577,192)

Change in net assets from dividends to shareholders	—	(6,971,049)	(7,577,572)

Capital Transactions:
Proceeds from shares issued	28,262,508	28,154,190	19,037,862
Proceeds from dividends reinvested	—	5,558,500	5,357,008
Cost of shares redeemed	(2,314,500)	(23,731,646)	(19,797,167)

Change in net assets from capital transactions	25,948,008	9,981,044	4,597,703

Change in net assets	23,508,746	(1,385,741)	309,732

Net Assets:
Beginning of period	—	70,520,543	70,210,811

End of period	$23,508,746	$69,134,802	$70,520,543

Accumulated net investment income (loss)	$3,380	$—	$—

Share Transactions:
Shares issued	2,988,387	1,816,174	1,219,478
Shares reinvested	—	381,656	364,919
Shares redeemed	(254,933)	(1,582,291)	(1,302,054)

Change in shares	2,733,454	615,539	282,343

(a)	For the period July 5, 2007, (commencement of operations) through March 31, 2008.
See accompanying notes to financial statements.

Statements of Changes in Net Assets

	Small Company		International Equity
	Fund		Fund
	For The Year	For The Year	For The Year	For The Year
	Ended	Ended	Ended	Ended
	March 31, 2008	March 31, 2007	March 31, 2008	March 31, 2007
Operations:
Net investment income	$160,918	$176,296	$1,080,101	$647,222
Net realized gains from investment and foreign currency transactions	3,352,220	6,739,768	7,214,570	4,015,973
Change in unrealized appreciation/depreciation on investments and translation of assets and liabilities in foreign currencies	(5,748,682)	(2,583,241)	(13,796,885)	7,300,233

Change in net assets resulting from operations	(2,235,544)	4,332,823	(5,502,214)	11,963,428

Distributions to Shareholders:
From net investment income	(152,915)	(238,951)	(1,004,218)	(797,095)
From net realized gains on investments	(5,982,208)	(5,145,989)	(9,511,035)	(2,973,111)

Change in net assets from dividends to shareholders	(6,135,123)	(5,384,940)	(10,515,253)	(3,770,206)

Capital Transactions:
Proceeds from shares issued	10,596,715	11,215,015	35,142,911	34,738,051
Proceeds from dividends reinvested	3,899,356	3,619,364	6,702,540	2,676,051
Cost of shares redeemed	(12,294,189)	(16,401,903)	(17,941,908)	(11,206,404)

Change in net assets from capital transactions	2,201,882	(1,567,524)	23,903,543	26,207,698

Change in net assets	(6,168,785)	(2,619,641)	7,886,076	34,400,920

Net Assets:
Beginning of year	45,845,147	48,464,788	85,896,082	51,495,162

End of year	$39,676,362	$45,845,147	$93,782,158	$85,896,082

Accumulated net investment income (loss)	$2,105	$(5,899)	$95,348	$15,821

Share Transactions:
Shares issued	600,186	570,893	2,310,631	2,429,275
Shares reinvested	235,624	190,482	450,470	182,648
Shares redeemed	(655,369)	(819,955)	(1,154,066)	(783,888)

Change in shares	180,441	(58,580)	1,607,035	1,828,035

See accompanying notes to financial statements.

ANNUAL REPORT
First Focus FundsSM
Financial Highlights
For a Share Outstanding

				Distributions to
		Investment Activities		Shareholders from:					Ratios/Supplemental Data
			Net Realized									Net
			and			Net			Net			Investment		Expenses
	Net Asset		Unrealized			Asset			Assets,	Expenses		Income to		to Average
	Value,	Net	Gains	Net	Net Realized	Value,			End of	to Average		Average		Net
	Beginning	Investment	(Losses) on	Investment	Gains on	End of	Total		Period	Net		Net		Assets(b)	Portfolio
	of Period	Income	Investments	Income	Investments	Period	Return(a)		(000’s)	Assets(b)		Assets(b)		(e)	Turnover
Short-Intermediate Bond Fund
For the year ended March 31,
2008	$9.40	$0.41	$0.05	$(0.41)	$—	$9.45	5.01	%(d)	$50,299	0.82	%(c)	4.33	%(c)	1.17%	68%
2007	9.35	0.35 (f)	0.11	(0.41)	—	9.40	5.07		47,306	0.89		3.78		1.13	70
2006	9.58	0.27	(0.09)	(0.41)	—	9.35	1.95		60,992	0.84		3.11		0.98	41
2005	10.09	0.30	(0.40)	(0.41)	—	9.58	(0.94)		67,666	0.87		2.92		1.01	73
2004	10.13	0.35	0.07	(0.46)	—	10.09	4.25		66,563	0.75		3.14		0.98	74

Income Fund
For the year ended March 31,
2008	$9.63	$0.46	$0.05	$(0.45)	$—	$9.69	5.27	%(d)	$59,117	0.71	%(c)	4.73	%(c)	1.29%	81%
2007	9.52	0.40	0.12	(0.41)	—	9.63	5.66		64,946	0.98		4.21		1.19	77
2006	9.79	0.35	(0.21)	(0.41)	—	9.52	1.38		54,045	1.02		3.70		1.09	85
2005	10.19	0.33	(0.32)	(0.41)	—	9.79	0.13		67,645	1.04		3.60		1.11	52
2004	10.27	0.35	0.07	(0.45)	(0.05)	10.19	4.25		95,321	0.89		3.27		1.08	103

Balanced Fund
For the year ended March 31,
2008	$14.69	$0.18	$(0.17)	$(0.18)	$(2.16)	$12.36	(0.55	)%(d)	$31,376	1.30	%(c)	1.32	%(c)	1.51%	83%
2007	14.14	0.12	0.57	(0.12)	(0.02)	14.69	4.83		33,659	1.33		0.84		1.45	60
2006	12.45	0.05	1.69	(0.05)	—	14.14	13.96		33,518	1.35		0.35		1.35	44
2005	11.62	0.08	0.83	(0.08)	—	12.45	7.83		27,227	0.99		0.62		1.38	72
2004	9.02	0.08	2.60	(0.08)	—	11.62	29.80		28,088	1.07		0.81		1.33	74

Core Equity Fund
For the year ended March 31,
2008	$10.33	$0.09	$(0.32)	$(0.09)	$(1.29)	$8.72	(3.25	)%(d)	$95,746	1.18	%(c)	0.87	%(c)	1.39%	31%
2007	10.45	0.11	1.24	(0.11)	(1.36)	10.33	13.09		108,580	1.22		1.06		1.32	36
2006	10.26	0.09	1.04	(0.10)	(0.84)	10.45	11.43		101,387	1.20		0.88		1.20	18
2005	9.67	0.09	0.96	(0.09)	(0.37)	10.26	11.00		105,864	1.23		0.90		1.23	11
2004	7.51	0.09	2.16	(0.09)	—	9.67	30.11		114,746	1.11		1.05		1.19	10

(a)	Not annualized for periods less than one year.

(b)	Annualized for periods less than one year.

(c)	During the year ended March 31, 2008, First National reimbursed amounts to certain Funds related to past marketing arrangements. The corresponding impact to the net expense ratio, net income ratio and the total return were, 0.06% for Short-Intermediate Bond Fund, 0.06% for Income Fund, 0.06% for Balanced Fund, and 0.06% for Core Equity Fund. See Note 8 in notes to financial statements.

(d)	During the year ended March 31, 2008, First National reimbursed amounts to certain Funds related to past marketing arrangements. The corresponding impact to the total return was 0.06% for Short-Intermediate Bond Fund, 0.06% for Income Fund, 0.06% for Balanced Fund, and 0.06% for Core Equity Fund. See Note 8 in notes to financial statements.

(e)	Ratios excluding waivers and expenses paid indirectly. Voluntary waivers may be stopped at any time.

(f)	Per share data calculated using average share method.
See accompanying notes to financial statements.

Financial Highlights
For a Share Outstanding

				Distributions to
		Investment Activities		Shareholders from:					Ratios/Supplemental Data
			Net Realized
			and									Net
			Unrealized									Investment
			Gains		Net Realized	Net			Net			Income		Expenses
	Net Asset	Net	(Losses) on		Gains on	Asset			Assets,	Expenses		(Loss) to		to Average
	Value,	Investment	Investments	Net	Investments	Value,	Total		End of	to Average		Average		Net
	Beginning	Income	and Foreign	Investment	and Foreign	End of	Return		Period	Net		Net		Assets(b)	Portfolio
	of Period	(Loss)	Currency	Income	Currency	Period	(a)		(000’s)	Assets(b)		Assets(b)		(e)	Turnover
Large Cap Growth Fund
For the period ended March 31,
2008(f)	$10.00	$— (g)	$(1.40)	$—	$—	$8.60	(14.00)%		$23,509	1.95%		0.03%		2.41%	6%

Growth Opportunities Fund
For the year ended March 31,
2008	$15.21	$(0.02)	$(0.69)	$(0.05)	$(1.29)	$13.16	(5.50	)%(d)	$69,135	1.20	%(c)	(0.17	)%(c)	1.42%	73%
2007	16.12	(0.02)	0.81	—	(1.70)	15.21	5.31		70,521	1.26		(0.15)		1.37	51
2006	15.00	(0.09)	2.95	—	(1.74)	16.12	20.03		70,211	1.24		(0.56)		1.24	28
2005	13.64	(0.06)	1.42	—	—	15.00	9.97		78,371	0.99		(0.42)		1.25	47
2004	9.53	(0.05)	4.16	—	—	13.64	43.14		73,899	1.01		(0.44)		1.10	55

Small Company Fund
For the year ended March 31,
2008	$19.47	$0.06	$(1.06)	$(0.06)	$(2.76)	$15.65	(5.87	)%(d)	$39,676	1.35	%(c)	0.37	%(c)	1.56%	27%
2007	20.08	0.08	1.77	(0.10)	(2.36)	19.47	9.56		45,845	1.38		0.41		1.48	31
2006	17.54	0.05	3.27	(0.05)	(0.73)	20.08	19.29		48,465	1.36		0.28		1.36	15
2005	17.18	0.02	0.50	(0.02)	(0.14)	17.54	3.00		45,709	1.39		0.13		1.39	6
2004	12.38	0.07	4.80	(0.07)	—	17.18	39.47		41,641	1.12		0.47		1.38	15

International Equity Fund
For the year ended March 31,
2008	$15.21	$0.16	$(0.78)	$(0.15)	$(1.51)	$12.93	(5.40	)%(d)	$93,782	1.41	%(c)	1.10	%(c)	1.72%	68%
2007	13.48	0.12	2.36	(0.15)	(0.60)	15.21	18.70		85,896	1.44		0.97		1.65	49
2006	11.20	0.09	3.36	(0.09)	(1.08)	13.48	32.12		51,495	1.51		0.85		1.61	51
2005	11.23	0.05	0.83	(0.03)	(0.88)	11.20	7.96		32,307	1.59		0.59		1.69	145
2004	7.44	0.06	3.77	(0.04)	—	11.23	51.48		23,486	1.51		0.58		1.66	103

(a)	Not annualized for periods less than one year.

(b)	Annualized for periods less than one year.

(c)	During the year ended March 31, 2008, First National reimbursed amounts to certain Funds related to past marketing arrangements. The corresponding impact to the net expense ratio and net income ratio were, 0.07% for Growth Opportunities Fund, 0.06% for Small Company Fund, and 0.06% for International Equity Fund. See Note 8 in notes to financial statements.

(d)	During the year ended March 31, 2008, First National reimbursed amounts to certain Funds related to past marketing arrangements. The corresponding impact to the total return was 0.06% for Growth Opportunities Fund, 0.06% for Small Company Fund, and 0.06% for International Equity Fund. See Note 8 in notes to financial statements.

(e)	Ratios excluding waivers and expenses paid indirectly. Voluntary waivers may be stopped at any time.

(f)	Commenced operations on July 5, 2007.

(g)	Amount rounds to less than $0.005 per share.
See accompanying notes to financial statements.

ANNUAL REPORT
First Focus FundsSM
Notes to Financial Statements
March 31, 2008
1. Organization
First Focus Funds, Inc. (the “Company”) was organized in October, 1994 as a Nebraska corporation and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified open-end management investment company issuing its shares in series. The Company consists of eight series, the Short-Intermediate Bond Fund, the Income Fund, the Balanced Fund, the Core Equity Fund, the Large Cap Growth Fund, the Growth Opportunities Fund, the Small Company Fund, and the International Equity Fund (individually referred to as a “Fund” and collectively as the “Funds”). Each series represents a distinct portfolio with its own investment objectives and policies.
The Company is authorized to issue a total of 1,000,000,000 shares. All Funds presently offer Institutional Class shares without a sales charge.
Under the Funds’ organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds may enter into contracts with their respective vendors and others that provide general indemnification. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.
2. Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.
Security Valuation
The net asset value per share of each Fund is determined once on each business day as of the close of the New York Stock Exchange, which is normally 4 p.m. Eastern Time. Each Fund’s net asset value per share is calculated by adding the value of all securities and other assets of the Fund, subtracting its liabilities and dividing the result by the number of its outstanding shares. In valuing a Fund’s assets for calculating the net asset value, securities listed on a securities exchange, market or automated quotation system for which quotations are readily available, including traded over-the-counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they traded on valuation date, or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. Debt securities (other than short-term investments) are valued at prices furnished by a pricing service and are subject to review and determination of the appropriate price whenever a furnished price is significantly different from the previous day’s furnished price. Each Fund’s respective investment adviser, FNB Fund Advisers (“FNB”) or Tributary Capital Management (“Tributary”), collectively, the “Advisers”, both divisions of First National Bank of Omaha (“First National”), assists the Board of Directors whom are responsible for this review and determination process. Short-term obligations (maturing within 60 days) may be valued on an amortized cost basis. Securities for which quotations are not readily available are valued at fair value as determined in good faith by the Fair Value Committee pursuant to procedures established by the Board of Directors. Factors used in determining fair value include but are not limited to type of security or asset, fundamental analytical data relating to the investment, evaluation of the forces that influence the market in which the security is purchased and sold, and information as to any transactions or offers with respect to the security. The International Equity Fund has engaged a third party fair value service provider to systemically recommend the adjustment of closing market prices of securities traded principally in foreign markets.
Recently Issued Accounting Pronouncements
In September 2006, the FASB issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current GAAP from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of March 31, 2008, the Funds do not believe the adoption of SFAS No. 157 will materially impact the financial statement amounts; however, additional disclosures will be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.
In March 2008, the Financial Accounting Standards Board issued the Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund’s financial statements and related disclosures.
Securities Transactions and Investment Income
Securities transactions are recorded no later than one business day after trade date throughout the period. However, for financial reporting purposes, security transactions are reported on trade date on the last business day of the reporting period. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities, and on foreign currency transactions, are determined by comparing the identified cost of the security lot sold with the net sale proceeds.
Risk Associated with Foreign Securities and Currencies
Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include adverse future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those securities.
Certain countries may also impose substantial restrictions on investments on their capital markets by foreign entities, including restriction on investment in issuers or industries deemed sensitive to the relevant nation’s interests. These factors may limit the investment opportunities available or result in lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Notes to Financial Statements (continued)
March 31, 2008
Forward Foreign Currency Exchange Contracts
The International Equity Fund may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. The International Equity Fund could be exposed to risks if the counter-parties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses in the Statement of Assets and Liabilities and the Statement of Operations until the contract settlement date, at which time realized gains and losses are included in the Statement of Operations.
Foreign Currency Translation
The books and records of the International Equity Fund (the “Fund”) are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:
(I)	fair value of investment securities, other assets and liabilities at the current rate of exchange
(II)	purchases and sales of investment securities, income, and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.
This Fund does not isolate the portion of gains and losses on investments in securities that is due to changes in the foreign exchange rates from that which is due to changes in the market prices of such securities. The Fund reports gains and losses on foreign currency related transactions as realized and unrealized gains and losses for financial reporting purposes, whereas such gains and losses are treated as ordinary income or loss for U.S. Federal income tax purposes.
Dividends and interest from non-U.S. sources received by a Fund are generally subject to non-U.S. withholding taxes at rates ranging up to 28%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and each Fund intends to undertake any procedural steps required to claim benefits of such treaties. If the value of more than 50% of a Fund’s total assets at the close of any taxable year consists of stock or securities of non-U.S. corporations, the Fund is permitted and may elect to treat any non-U.S. taxes paid by it as paid by its shareholders.
Loans of Portfolio Securities
The Funds may lend their securities pursuant to a securities lending agreement (“Lending Agreement”) with State Street Bank (“SSB”). Each Fund will limit its securities lending activity to 33 1/3% of its total assets. Security loans made pursuant to the Lending Agreement must maintain loan collateral with SSB at all times in an amount equal to no less than 100% of the current fair value of the loaned securities in the form of cash or U.S. Government obligations, to secure the return of the loaned securities. Initial value of loan collateral must be no less than 102% of the fair value of the loaned securities plus the accrued interest on debt securities. SSB must, in accordance with SSB’s reasonable and customary practices, mark loaned securities and collateral to their fair value each business day based upon the fair value of the collateral and the loaned securities at the close of business employing the most recently available pricing information and receive and deliver collateral in order to maintain the value of the collateral at no less than 100% of the fair value of the loaned securities. Cash collateral received is invested by SSB pursuant to the terms of the Lending Agreement.
According to the terms of the Lending Agreement, each Fund retains 70% of the income generated from the lending of its securities, of which a fixed amount is allocated to First National Bank of Omaha (First National”) based on actual costs incurred and which is approved by the Board of Directors, and SSB retains 30% of the respective securities lending income. For the fiscal period, First National received $19,500 for their lending services as custodian. “Income from securities lending” as presented on the Statement of Operations is shown net of income received by First National. All such investments are made at the risk of the Funds and, as such, the Funds are liable for investment losses. To the extent a loan is secured by non-cash collateral, the borrower is required to pay a loan premium. Non-cash collateral received can not be sold or re-pledged. Net income earned on the investment of cash collateral and loan premiums received on non-cash collateral are allocated between SSB and the Funds in accordance with the Lending Agreement.
In the event of bankruptcy of the borrower, realization/retention of the collateral may be subject to legal proceedings.
The value of loaned securities and related collateral outstanding at March 31, 2008 was as follows:

	Value of	Value of
Fund	Cash Collateral	Securities Loaned

Short-Intermediate Bond Fund	$10,073,491	$9,872,793
Income Fund	13,223,371	12,958,960
Balanced Fund	8,920,077	8,724,541
Core Equity Fund	20,952,352	20,469,705
Large Cap Growth Fund	6,430,806	6,272,521
Growth Opportunities Fund	19,907,693	19,448,811
Small Company Fund	17,457,208	16,994,048

Cash collateral received for securities on loan was invested in the Securities Lending Quality Trust, an unregistered New Hampshire Trust (the “Trust”). The Trust is a pool of assets comprised of certificates of deposit, asset-backed securities, corporate bonds, bank notes, repurchase agreements, commercial paper, U.S. Government Agencies, deposit notes, time deposits and asset-backed commercial paper. The value of the investment in the Trust at March 31, 2008 was as follows:

Fund	Fair Value

Short-Intermediate Bond Fund	$10,073,491
Income Fund	13,223,371
Balanced Fund	8,920,077
Core Equity Fund	20,952,352
Large Cap Growth Fund	6,430,806
Growth Opportunities Fund	19,907,693
Small Company Fund	17,457,208

Allocation of Expenses
Expenses directly attributable to a Fund are charged directly to that Fund, while expenses which are attributable to more than one Fund of the Company are allocated among the respective Funds based upon relative net assets or some other reasonable method.

ANNUAL REPORT
First Focus FundsSM
Notes to Financial Statements (continued)
March 31, 2008
Distributions to Shareholders
The Short-Intermediate Bond and Income Funds declare dividends of net investment income daily and pay them monthly. The Core Equity, Small Company and Large Cap Growth Funds declare and pay monthly, the Balanced Fund declares and pays quarterly and the Growth Opportunities and International Equity Funds declare and pay annually. Distributions of net realized capital gains, if any, will be declared at least annually. Distributions from net income may differ significantly from book income due to certain tax elections made by the Funds.
3. Related Party Transactions
The Funds have agreements with their respective advisors to furnish investment advisory services to the Funds. Under the terms of these agreements, the Funds pay a monthly fee at the annual rate of the following percentages on average daily net assets: to First National, 0.50% for the Short-Intermediate Bond Fund, 0.60% for the Income Fund, 0.75% for the Core Equity Fund, 0.90% for the Large Cap Growth Fund, 0.85% for the Small Company Fund, 1.00% for the International Equity Fund; to Tributary Capital Management, LLC (“Tributary”) 0.75% for the Balanced and Growth Opportunities Funds.
Riverbridge Partners, LLC (Riverbridge), serves as the investment sub-advisor to the Large Cap Growth Fund. Under the terms of this agreement, First National pays to Riverbridge a monthly fee of 0.45% of the average daily net assets of the Large Cap Growth Fund.
KBC Asset Management International Ltd. (“KBCAM”), a subsidiary of KBCAM Limited, serves as the investment sub-advisor to the International Equity Fund. Under the terms of a subadvisory agreement between First National and KBCAM, First National pays to KBCAM a monthly fee of 0.50% of the average daily net assets of the International Equity Fund.
First National serves as custodian for each of the Funds, with the exception of the International Equity Fund, for which The Northern Trust Company acts as custodian. First National, as custodian, receives compensation from each of such Funds for services in an amount equal to a fee, computed daily and payable monthly, at an annual rate of 0.03% of each such Fund’s average daily net assets. In addition, First National received $19,500 related to securities lending activities performed on behalf of the Funds. The securities lending income, on the Statements of Operations, is listed net of these amounts. The Northern Trust Company receives as compensation from the International Equity Fund a fee, computed daily and paid quarterly, at an annual rate of 0.065% of the Fund’s average daily net assets, subject to a minimum fee of $15,000 annually.
DST Systems, Inc., is the transfer agent, whose functions include disbursing dividends and other distributions.
Citi Fund Services Ohio, Inc. (formerly BISYS Fund Services Ohio, Inc.) (“Citi”) and First National act as Co-Administrators of the Funds. As compensation for its administrative services, each Co-Administrator is entitled to a fee, calculated daily and paid monthly computed off of each Fund’s average net assets. First National receives 0.07% of the Company’s average daily net assets. Citi receives a fee based off the Company’s first $600,000,000 in the amount of 0.08%, 0.04% for $600,000,000 to $800,000,000 and 0.03% over $800,000,000 subject to an aggregate minimum fee of $240,000 for all Funds. Citi also serves as fund accountant, and as such, is entitled to certain out-of-pocket expenses.
Under a Compliance Services Agreement between the Funds and Citi (the “Agreement”), Citi makes an employee available to serve as the Funds’ AML Compliance Officer and Chief Compliance Officer (the “CCO”). Under the Agreement, Citi also provides infrastructure and support in implementing the written policies and procedures comprising the Funds’ compliance program, including support services to the CCO. For the services provided under the Agreement, the Funds paid Citi $100,000 for the year ended March 31, 2008, plus certain out of pocket expenses. Citi pays the salary and other compensation earned by any such individuals as employees of Citi.
The advisers, sub-advisors and the Co-Administrators may periodically volunteer to reduce all or a portion of their fees with respect to one or more Funds. These voluntary waivers may be terminated at any time. The advisers, sub-advisors and the Co-Administrators may not seek reimbursement of such voluntarily reduced fees at a later date. The reduction of such fees will cause the yield and total return of that Fund to be higher than it would be in the absence of such reductions. These waivers are not subject to recoupment in subsequent fiscal periods.
Foreside Distribution Services, LP. (the “Distributor”) acts as Distributor for each of the Funds pursuant to a Distribution Agreement with the Company. Prior to August 1, 2007 BISYS Fund Services Limited Partnership was the distributor for the Funds.
The Company has adopted an Administrative Services Plan, which allows the Funds to charge a shareholder services fee, pursuant to which each Fund is authorized to pay compensation to banks and other financial institutions, that may include the advisers, their correspondent and affiliated banks and the Co-Administrators (each a “Service Organization”). Such Service Organizations agree to provide certain administerial, recordkeeping and/or administrative support services for their customers or account holders who are the beneficial or record owner of the shares of that Fund. The Funds’ agreement with First National provides that Service Organization’s service fee at the annual rate of 0.25% of the average aggregate net asset value of the Funds held during the period by customers for whom First National provided services under the Servicing Agreement. The amounts charged to the Funds and paid to First National for shareholder service fees are reported within the Statements of Operations.
4. Investment Transactions
The aggregate purchases and sales of securities, excluding U.S. Government securities short-term investments (maturing less than one year form acquisition), for the period ended March 31, 2008 were as follows:

	Purchases	Sales

Short-Intermediate Bond Fund	$32,535,760	$31,236,777
Income Fund	47,868,799	55,742,004
Balanced Fund	20,210,545	21,275,715
Core Equity Fund	30,815,129	38,423,842
Large Cap Growth Fund	25,901,547	547,271
Growth Opportunities Fund	46,854,155	50,648,577
Small Company Fund	11,211,099	13,687,504
International Equity Fund	80,714,123	66,338,741

Notes to Financial Statements (continued)
March 31, 2008
The aggregate purchases and sales of long-term U.S. Government securities for the year ended March 31, 2008 were as follows:

	Purchases	Sales

Short-Intermediate Bond	$26,541,645	$22,750,900
Income Fund	39,189,557	47,395,705
Balanced Fund	4,594,012	3,945,875

A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Board of Directors. Not all restricted securities are considered illiquid. At March 31, 2008, the International Equity Fund held illiquid securities representing 1.26% of net assets. The illiquid securities in the International Equity Fund held as of March 31, 2008 are identified below:

Security	Acquisition Date	Acquisition Cost	Shares	Fair Value

Alco Holdings Ltd.	11/3/06	$429,031	828,000	$272,368
Asia Enterprises Holding Ltd.	9/27/07	423,501	1,301,000	363,989
Cheuk Nang Holdings Ltd.	5/14/07	512,957	526,857	372,342
Fil-Estate Land, Inc.	7/27/07	282,554	10,655,000	168,398

5. Capital Share Transactions
The Company is authorized to issue a total of 1,000,000,000 shares of common stock, 999,999,990 of which may be issued in series with a par value of $0.00001 per share. The Board of Directors is empowered to allocate such shares among different series of the Company’s shares without shareholder approval.
6. Federal Income Taxes
It is each Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including and net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.
As required, the Funds adopted Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainy in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. The adoption of FIN 48 did not impact the Fund’s net assets or results of operations.
At March 31, 2008, the cost, gross unrealized appreciation and depreciation on securities and net unrealized appreciation and depreciation for federal income tax purposes were as follows:

		Tax Unrealized	Tax Unrealized	Net Tax Unrealized
	Tax Cost	Appreciation	(Depreciation)	Appreciation (Depreciation)

Short-Intermediate Bond Fund	$59,697,826	$1,332,778	$(435,439)	$897,339
Income Fund	71,209,136	1,685,556	(853,190)	832,366
Balanced Fund	37,257,867	3,336,092	(574,447)	2,761,645
Core Equity Fund	97,799,119	23,709,400	(4,993,867)	18,715,533
Large Cap Growth Fund	32,381,510	54,114	(2,486,722)	(2,432,608)
Growth Opportunities Fund	78,111,801	11,995,335	(1,837,865)	10,157,470
Small Company Fund	50,491,396	9,200,438	(2,569,819)	6,630,619
International Equity Fund	89,261,491	11,953,443	(8,113,280)	3,840,163

The difference between book-basis and tax-basis unrealized appreciation/depreciation are attributable primarily to: tax deferral of losses on wash sales, the difference on investments in passive foreign investment companies, and amortization/accretion.

ANNUAL REPORT
First Focus FundsSM
Notes to Financial Statements (continued)
March 31, 2008
As of March 31, 2008, the following reclassifications have been made to increase (decrease) such accounts with offsetting adjustments to capital:

		Accumulated net realized gains
	Accumulated net investment	(losses) on investment and foreign
	income (loss)	currency transactions

Short-Intermediate Bond Fund	$442,197	$(442,197)
Income Fund	204,964	(204,964)
Core Equity Fund	52,550	(52,550)
Large Cap Growth Fund	1,048	—
Growth Opportunities Fund	390,828	(456,647)
Small Company Fund	1	1
International Equity Fund	3,644	(3,645)

As of March 31, 2008, the components of Accumulated Earning (Deficit) on a tax basis were as follows:

	Undistributed	Undistributed			Accumulated	Unrealized	Total
	Ordinary	Long-Term	Accumulated	Dividends	Capital and	Appreciation/	Accumulated
	Income	Capital Gains	Earnings	Payable*	Other Losses	(Depreciation)	Earnings/(Deficit)

Short-Intermediate Bond Fund	$301,867	$—	$301,867	$(100,925)	$(4,857,888)	$897,339	$(3,759,607)
Income Fund	433,971	—	433,971	(131,548)	(2,885,675)	832,366	(1,750,886)
Balanced Fund	3,455	544,935	548,390	—	—	2,761,645	3,310,035
Core Equity Fund	—	1,366,839	1,366,839	—	—	18,715,533	20,082,372
Large Cap Growth Fund	3,380	—	3,380	—	(8,986)	(2,432,608)	(2,438,214)
Growth Opportunities Fund	—	5,594,039	5,594,039	—	—	10,157,470	15,751,509
Small Company Fund	152,100	654,073	806,173	—	—	6,630,619	7,436,792
International Equity Fund	178,773	1,019,684	1,198,457	—	—	3,852,257	5,050,714

*	Dividends payable may differ from the amount reported in the Statements of Assets and Liabilities because dividends reinvested on March 31, 2008 are booked as capital for financial reporting purposes but are reflected as a payable for tax purposes.
The tax charter of dividends and distributions paid during the periods ended March 31, 2008 and 2007 were as follows:

	Distributions Paid From
	Ordinary Income		Net Long Term Capital Gains		Total Distributions Paid*
	2008	2007	2008	2007	2008	2007

Short-Intermediate Bond Fund	$2,135,784	$2,334,527	$—	$—	$2,135,784	$2,334,527
Income Fund	2,919,608	2,406,071	—	—	2,919,608	2,406,071
Balanced Fund	917,135	279,134	4,352,283	40,715	5,269,418	319,849
Core Equity Fund	2,508,686	1,126,246	10,811,487	13,007,392	13,320,173	14,133,638
Growth Opportunities Fund	455,020	834,237	6,516,029	6,743,335	6,971,049	7,577,572
Small Company Fund	375,893	515,399	5,759,230	4,869,541	6,135,123	5,384,940
International Equity Fund	4,023,743	2,456,853	6,491,510	1,313,353	10,515,253	3,770,206

*	Total distributions paid may differ from the Statements of Changes in Net Assets because distributions are recognized when actually paid for tax purposes.

Notes to Financial Statements (concluded)
March 31, 2008
Under current tax law, certain capital losses realized after October 31, and within the taxable year may be deferred and treated as occurring on the first business day of the following year. For the year ended March 31, 2008 the Funds deferred to April 1, 2008 post October capital losses of:

Post-October Losses

Short-Intermediate Bond Fund	$940,131
Income Fund	208,471
Large Cap Growth Fund	2,935

As of March 31, 2008, the following Funds had net capital loss carryforwards, which are available to offset future realized gains throughout the indicated expiration dates. To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders:

	2010	2011	2012	2013	2014	2015	2016	Total

Short-Intermediate Bond Fund	$—	$449,594	$—	$324,830	$743,510	$1,593,824	$805,999	$3,917,757
Income Fund	316,978	—	140,465	232,436	813,966	894,865	278,494	2,677,204
Large Cap Growth Fund	—	—	—	—	—	—	6,051	6,051

7. Concentration of Credit Risk
The International Equity Fund invests in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States as a result of, among other factors, the possibility of future political and economic developments, lack of liquidity, low market capitalizations, foreign currency fluctuations, and the level of governmental supervision and regulation of securities markets in the respective countries.
8. Regulatory Matters
As disclosed in the 2006 Annual Report, the U.S. Securities and Exchange Commission conducted an examination of First National related to past payment of certain marketing and other expenses. Subsequently, First National agreed to pay the Funds $313,681. This payment was made in December 2007. This amount was allocated to each fund based on the average net assets of the fund on the date of the distribution and can be found on the Statements of Operations under “Expenses reimbursed by the Advisor”. In addition, the corresponding impact to the total return, net expense ratio and net income ratio are disclosed in the Financial Highlights.
9. Subsequent Events
Effective May 1, 2008, the Funds changed distributors from Foreside Distribution Services, L.P. to Northern Lights Distributors, LLC (formerly known as Aquarius Fund Distributors, LLC).

ANNUAL REPORT
First Focus FundsSM
Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
First Focus Funds, Inc.:
We have audited the accompanying statements of assets and liabilities of First Focus Funds, Inc.- Short-Intermediate Bond Fund, Income Fund, Balanced Fund, Core Equity Fund, Large Cap Growth Fund, Growth Opportunities Fund, Small Company Fund, and International Equity Fund (the Funds), including the schedules of portfolio investments, as of March 31, 2008, and the related statements of operations for each period in the year then ended, the statements of changes in net assets for each period in the two year period then ended, and the financial highlights for each period in the five year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2008, by correspondence with custodians and brokers; where replies were not received from brokers, we performed other audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of March 31, 2008, the results of their operations for each period in the year then ended, the changes in its net assets for each period in the two year period then ended, and the financial highlights for each period in the five year period then ended, in conformity with U.S. generally accepted accounting principles.
KPMG LLP
Columbus, Ohio
May 29, 2008

Additional Fund Information (unaudited)
March 31, 2008
Proxy Voting Policy
A description of the policies are procedures that the Funds use to determine how to vote proxies related to portfolio securities is available (i) without charge, upon request, by calling 800-662-4203 or (ii) on the Securities Exchange Commission’s website at http://www.sec.gov.
Quarterly Holdings
Portfolio holdings statements for the Funds for the quarters ended December 31 and June 30 are available, without charge, on the Securities and Exchange Commission’s website at http://www.sec.gov.
Other Federal Income Tax Information
During the period ended March 31, 2008, the Funds declared long-term realized gain distributions in the following amounts:

15% Capital Gains
Balanced Fund	$4,352,283
Core Equity Fund	10,811,487
Growth Opportunities Fund	6,581,848
Small Company Fund	5,759,230
International Equity Fund	6,491,510

For the year ended March 31, 2008, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2007 Form 1099-DIV.
For the year ended March 31, 2008, the following Funds paid qualified dividend income of:

Qualified Dividend Income
Balanced Fund	$156,855
Core Equity Fund	1,946,950
Growth Opportunities Fund	424,586
Small Company Fund	355,511
International Equity Fund	2,600,855

The International Equity Fund intends to elect to pass through to shareholders the income tax credit for taxed paid to foreign countries. Foreign source income and foreign tax per outstanding share on March 31, 2008 are as follows:

	Foreign Source Income	Foreign Tax Expense
International Equity Fund	$0.21	$0.02

The pass-through of the foreign tax credit will only affect those persons who are shareholders on the dividend record date in December 2007. These shareholder will receive more detailed information along with their 2008 Form 1099-DIV.
The Funds designates the following percentage of distributions eligible for the dividends received deduction for corporations:

Amount
Balanced Fund	17.67%
Core Equity Fund	77.83%
Growth Opportunities Fund	93.55%
Small Company Fund	99.28%

ANNUAL REPORT
First Focus FundsSM
Additional Fund Information (UNAUDITED) (continued)
March 31, 2008
Table of Shareholder Expenses
As a shareholder of the First Focus Funds, you incur ongoing costs, including management fees; distribution fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the First Focus Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2007 through March 31, 2008.
Actual Expenses
The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning	Ending	Expense Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
	10/1/07	3/31/08	10/1/07 - 3/31/08	10/1/07 - 3/31/08

Short-Intermediate Bond Fund	$1,000.00	$1,030.40	$3.86	0.76%
Income Fund	1,000.00	1,032.80	3.46	0.68%
Balanced Fund	1,000.00	942.70	6.12	1.26%
Core Equity Fund	1,000.00	888.20	5.43	1.15%
Large Cap Growth Fund	1,000.00	868.70	3.86	1.66%
Growth Opportunities Fund	1,000.00	877.50	5.44	1.16%
Small Company Fund	1,000.00	913.50	6.31	1.32%
International Equity Fund	1,000.00	848.90	6.61	1.43%

Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on each of the First Focus Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expense Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
	10/1/07	3/31/08	10/1/07 - 3/31/08	10/1/07 - 3/31/08

Short-Intermediate Bond Fund	$1,000.00	$1,021.20	$3.84	0.76%
Income Fund	1,000.00	1,021.60	3.44	0.68%
Balanced Fund	1,000.00	1,018.70	6.36	1.26%
Core Equity Fund	1,000.00	1,019.25	5.81	1.15%
Large Cap Growth Fund	1,000.00	1,016.70	8.37	1.66%
Growth Opportunities Fund	1,000.00	1,019.20	5.86	1.16%
Small Company Fund	1,000.00	1,018.40	6.66	1.32%
International Equity Fund	1,000.00	1,017.85	7.21	1.43%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**	Annualized.

Directors and Officers
March 31, 2008

	Position(s) Held	Length of Time
Name, Address, and Age	with the Company	Served	Principal Occupation(s) During Past 5 Years
INTERESTED DIRECTORS*

Michael Summers 1620 Dodge Street Omaha, NE 68102-1593 Age: 43	President/ Director	Since November, 2007	Chief Financial Officer of First National Nebraska, Inc., (November 2006 to present); Chief Financial Officer, Transgenomic, Inc. (August 2004 to November 2006); General Manager of C&A Industries (February 2003 to August 2004); Executive Vice President of Operations and Chief Financial Officer of Nexterna, Inc. (January 2001 to February 2003). No other directorships.

INDEPENDENT DIRECTORS

Robert A. Reed 2600 Dodge Street Omaha, NE 68131-2672 Age: 67	Director	Since 1994	President and Chief Executive Officer, Physicians Mutual Insurance Company and Physicians Life Insurance Company (1974 to present). No other directorships.

Gary D. Parker 1620 Dodge Street Stop 1060 Omaha, NE 68102-1593 Age: 62	Director	Since 2004	Retired; President, Chief Executive Officer and Chairman, Lindsay Manufacturing Co., a publicly owned manufacturer of farm irrigation systems, for more than five years. No other directorships of public companies.

OTHER EXECUTIVE OFFICERS

Aaron J. Masek 3435 Stelzer Road Columbus, OH 43219 Age: 34	Treasurer	Since April, 2008	Vice President of Financial Administration, Citi Fund Services Ohio, Inc. (2007 to present) and has been employed by Citi in various other roles since 1997.

Eric Phipps 3435 Stelzer Road Columbus, OH 43219 Age: 35	Chief Compliance and AML Officer	Since April, 2008	Director-Compliance, BISYS Fund Services Ohio, Inc. (December 1995 to October 2004); Staff Accountant, Securities and Exchange Commission (October 2004 to May 2006); Vice President and Chief Compliance Officer, Citi Fund Services Ohio, Inc. (June 2006 to present).

Patrick Keniston 3435 Stelzer Road Columbus, OH 43219 Age: 43	Secretary	Since July, 2007	Counsel, Citi Fund Services Ohio, Inc. (March 2005 to present); Attorney, Citigroup Global Transaction Services (October 2001 to March 2005).

*	As defined in the 1940 Act. Mr. Summers is an interested Director because he is an officer of First National Nebraska, Inc., the parent of FNB Fund Advisors, an investment adviser to six of the eight Funds.

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Investment Adviser
FNB Fund Advisers
First National Bank
1620 Dodge Street, Stop 1075
Omaha, Nebraska 68197

Tributary Capital Management
First National Bank
P.O. Box 555
Fort Collins, Colorado 80522

Investment Sub-Adviser
(Large Cap Growth Fund only)
Riverbridge Partners, LLC
Midwest Plaza West
801 Nicollet Mall, Suite 600
Minneapolis, Minnesota 55402

(International Equity Fund only)
KBC Asset Management International Ltd.
Joshua Dawson House
Dawson Street
Dublin 2, Ireland

Custodian
First National Bank
1620 Dodge Street, Stop 1075
Omaha, Nebraska 68197

The Northern Trust Company
(International Equity Fund only)
50 South LaSalle Street
Chicago, Illinois 60675

Administrator
Citi Fund Services Ohio, Inc.
3435 Stelzer Road
Columbus, Ohio 43219

Distributor
Northern Lights Distributors, LLC
4020 South 147th Street
Omaha, Nebraska 68137

Legal Counsel
Husch Blackwell Sanders LLP
1620 Dodge Street, Suite 2100
Omaha, Nebraska 68102

Independent Registered Public Accounting Firm
KPMG LLP
191 W. Nationwide Blvd., Suite 500
Columbus, Ohio 43215

FIRST FOCUS
FUNDS

Value. Stability. Service.

This report has been prepared for the general information of First Focus Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective First Focus Funds prospectus. The prospectus contains more complete information about First Focus Funds' investment objectives, management fees and expenses, risks and operating policies. Please read the prospectus carefully before investing or sending money.

For more information
call 1-800-662-4203
or write to:
First Focus Funds Service Center
P.O. Box 219022
Kansas City, Missouri 64121-9022
or go to:
www.firstfocusfunds.com

0524-NLD-5/21/2008

FFF-AR-0306
05/07

Item 2. Code of Ethics.
(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.
(b) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.
Item 3. Audit Committee Financial Expert.
3(a)(1) THE REGISTRANT’S BOARD OF DIRECTORS HAS DETERMINED THAT THE REGISTRANT HAS NO AUDIT COMMITTEE FINANCIAL EXPERT SERVING ON ITS AUDIT COMMITTEE.
3(a)(2) NOT APPLICABLE.
3(a)(3) THE REGISTRANT’S BOARD OF TRUSTEES HAS DETERMINED THAT THE REGISTRANT DOES NOT HAVE AN “AUDIT COMMITTEE FINANCIAL EXPERT” (AS SUCH TERM HAS BEEN DEFINED BY THE SECURITIES AND EXCHANGE COMMISSION (“SEC”) IN REGULATIONS IMPLEMENTED SECTION 407 OF THE SARBANES-OXLEY ACT OF 2002 (THE “REGULATIONS”)) SERVING ON ITS AUDIT COMMITTEE. THE REGISTRANT’S BOARD BELIEVES THAT, NOTWITHSTANDING THE ABSENCE OF ANY ONE PERSON MEETING ALL REQUIRED ELEMENTS OF THE DEFINITION OF “AUDIT COMMITTEE FINANCIAL EXPERT”, THE REGISTRANT’S AUDIT COMMITTEE COLLECTIVELY POSSESSES THE KNOWLEDGE AND EXPERIENCE NECESSARY TO

EXECUTE ALL OF THE AUDIT COMMITTEE’S FUNCTIONS, DUTIES AND POWERS. ALL MEMBERS OF THE REGISTRANT’S AUDIT COMMITTEE ARE “INDEPENDENT” (AS DEFINED BY THE REGULATIONS).
Item 4. Principal Accountant Fees and Services.
[Describe the nature of the fees listed below.]

	Current Year	Previous Year
Audit Fees	$97,000	$92,400
Audit-Related Fees	31,100	29,200
Tax Fees	33,075	28,000
All Other Fees	0	0
[Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.]
THE AUDIT COMMITTEE (THE “COMMITTEE”) SHALL REVIEW, CONSIDER, AND PRE-APPROVE THE ENGAGEMENT OF ALL AUDITORS TO CERTIFY THE FUNDS’ FINANCIAL STATEMENTS (AN “AUDIT ENGAGEMENT”). THE COMMITTEE MUST REPORT TO THE BOARD OF DIRECTORS OF THE FUNDS (THE “BOARD”) REGARDING ITS APPROVAL OF ALL AUDIT ENGAGEMENTS.
FUND MANAGEMENT MAY REQUEST PRE-APPROVAL OF, AND THE COMMITTEE, OR A MEMBER OF THE COMMITTEE DESIGNATED BY THE COMMITTEE (A “DESIGNATED MEMBER”), MAY PRE-APPROVE PERMISSIBLE NON-AUDIT SERVICES (E.G. TAX, VALUATION, AND GENERAL ACCOUNTING SERVICES) TO THE FUNDS AND/OR TO THE FUNDS’ INVESTMENT ADVISER AND TO AFFILIATES OF THE FUNDS’ INVESTMENT ADVISER THAT PROVIDE ONGOING SERVICES TO THE FUNDS (THE “SERVICE AFFILIATES”), ON A PROJECT-BY-PROJECT BASIS. THE AUDIT COMMITTEE MUST, HOWEVER, PRE-APPROVE ANY ENGAGEMENT OF THE AUDITOR TO PROVIDE NON-AUDIT SERVICES TO ANY SERVICE AFFILIATE DURING THE PERIOD OF SUCHAUDITOR’S AUDIT ENGAGEMENT. ANY ACTION BY THE DESIGNATED MEMBER IN APPROVING A REQUESTED NON-AUDIT SERVICE SHALL BE PRESENTED FOR RATIFICATION BY THE AUDIT COMMITTEE NOT LATER THAN AT THE AUDIT COMMITTEE’S NEXT SCHEDULED MEETING.
[(e) If any of the services were NOT pre-approved, but otherwise approved by the audit committee, disclose the percentage of each category above.]

2008	0%
2007	0%
[(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.]
Not applicable
[(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.]

2007	$73,200
2008	$874,075
[(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of nonaudit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.]
YES, THE REGISTRANT’S AUDIT COMMITTEE OF THE BOARD OF DIRECTORS HAS CONSIDERED WHETHER THE PROVISION OF NONAUDIT SERVICES THAT WERE RENDERED TO THE REGISTRANT’S INVESTMENT ADVISER (NOT INCLUDING ANY SUBADVISER WHOSE ROLE IS PRIMARILY PORTFOLIO MANAGEMENT AND IS SUBCONTRACTED WITH OR OVERSEEN BY ANOTHER INVESTMENT ADVISER), AND ANY ENTITY CONTROLLING, CONTROLLED BY, OR UNDER COMMON CONTROL WITH THE INVESTMENT ADVISER THAT PROVIDES ONGOING SERVICES TO THE REGISTRANT THAT WERE NOT PRE-APPROVED PURSUANT TO PARAGRAPH (c)(7)(ii) OF RULE 2-01 OF REGULATION S-X IS COMPATIBLE WITH MAINTAINING THE PRINCIPAL ACCOUNTANT’S INDEPENDENCE.
Item 5. Audit Committee of Listed Registrants.
Not applicable.
Item 6. Schedule of Investments.
Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11. Controls and Procedures.
(a)The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.
(b)There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1)
The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.
(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.
(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	First Focus Funds, Inc.

By (Signature and Title)*	/s/ Aaron Masek
Aaron Masek, Treasurer
Date: June 9, 2008
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Aaron Masek
Aaron Masek, Treasurer
Date: June 9, 2008

By (Signature and Title)*	/s/ Mike Summers
Mike Summers, President
Date: June 9, 2008